UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22329

Nuveen Mortgage Opportunity Term Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   December 31

Date of reporting period:   June 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen
Closed-End Funds

Semi-Annual Report June 30, 2016

JLS
Nuveen Mortgage Opportunity Term Fund

JMT
Nuveen Mortgage Opportunity Term Fund 2

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

The U.S. economy is now seven years into the recovery, but its pace remains stubbornly subpar compared to past recoveries. Economic data continues to be a mixed bag, as it has been throughout this expansion period. While the unemployment rate fell below its pre-recession level and wages have grown slightly, a surprisingly weak jobs growth report in May cast doubt over the future strength of the labor market. The June employment report was much stronger, however, easing fears that a significant downtrend was emerging. The housing market has improved markedly but its contribution to the recovery has been lackluster. Deflationary pressures, including the dramatic slide in commodity prices, have kept inflation much lower for longer than many expected.

U.S. growth remains modest, while economic conditions elsewhere continue to appear vulnerable. On June 23, 2016, the U.K. voted to leave the European Union, known as “Brexit.” The outcome surprised the global markets, leading to high levels of volatility across equities, fixed income and currencies in the days following the vote. Although the turbulence subsided not long after and many asset classes have largely recovered, uncertainties remain about the Brexit separation process and the economic and political impacts on the U.K., Europe and the rest of the world.

In the meantime, global central banks remain accommodative in efforts to bolster growth. The European Central Bank and Bank of Japan have been providing aggressive monetary stimulus, including adopting negative interest rates in both Europe and Japan, as their economies continue to lag the U.S.’s recovery. China’s policy makers have also continued to manage its slowdown, but investors are still worried about where the world’s second-largest economy might ultimately land.

Many of these ambiguities – both domestic and international – have kept the U.S. Federal Reserve (Fed) from raising short-term interest rates any further since December’s first and only increase thus far. While markets rallied earlier in the year on the widely held expectation that the Fed would defer any increases until June, the unusually weak May jobs report and the Brexit concerns compelled the Fed to hold rates steady at its June meeting. Although labor market conditions improved in June, Britain’s “leave” vote is expected to keep the Fed on hold until later in 2016.

With global economic growth still looking fairly fragile, during certain periods financial markets were volatile over the past year. Although sentiment has improved and conditions have generally recovered from the intense volatility seen in early 2016 and following the Brexit vote in June, we expect that turbulence remains on the horizon for the time being. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

August 23, 2016

4	NUVEEN

Portfolio Manager’s

Comments

Nuveen Mortgage Opportunity Term Fund (JLS)

Nuveen Mortgage Opportunity Term Fund 2 (JMT)

The investment adviser for both Funds is Nuveen Fund Advisors, LLC (NFA), an affiliate of Nuveen Investments, Inc. NFA is responsible for determining each Fund’s overall investment strategy and monitoring the performance of Wellington Management Company LLP (Wellington Management), the sub-adviser for both Funds. Wellington Management is responsible for implementing each Fund’s direct investments in mortgage-backed securities and other permitted investments. Michael F. Garrett serves as portfolio manager for these Funds. Here Michael talks about his management strategy and the performance of the Funds for the six-month reporting period ended June 30, 2016.

What key strategies were used to manage the Funds during this six-month reporting period ended June 30, 2016?

Both Funds seek to generate total returns by investing in a diverse portfolio of mortgage-backed securities (MBS), consisting primarily of non-agency residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS). Under normal circumstances, both Funds will invest at least 80% of their managed assets in MBS, primarily non-agency RMBS and CMBS. Both JLS and JMT may be leveraged directly to a maximum effective leverage of 33% of total net asset value. Each Fund has a limited term of ten years from its inception, at which time all of its net assets will be distributed to shareholder of record. JLS’s since inception date is November 25, 2009 and JMT’s since inception date is February 23, 2010.

During the reporting period, Wellington Management maintained a cautious outlook for CMBS, and continued to believe that the non-agency RMBS sector offered better relative value, and positioned the Funds accordingly. The Funds continue to be conservatively positioned within RMBS, with a bias toward higher quality collateral to try to mitigate against downside risk in the event of a prolonged path toward economic recovery.

CMBS posted positive absolute returns during the six-month reporting period. CMBS index spreads ended the period modestly tighter, especially higher up in the capital structure. Our longer term CMBS outlook is constructive due to favorable commercial real estate (CRE) fundamentals and attractive valuations, both outright and relative to other spread sectors. We are cautious in the near term given negative technicals and the late stage of the cycle. We favor up-in-quality new issues, seasoned (2010–2013) credit bonds, select single-borrower deals and AAA rated interest-only (IO) bonds. An IO bond is a security based solely on the interest payments from a pool of mortgages. Once the principal on the mortgages has been repaid, interest payments stop, and the value of the IO falls to zero.

Commercial Real Estate fundamentals have been generally healthy, supported by a slow growing U.S. economy. Property vacancies are close to historical lows, supply is largely contained and demand is adequate to keep net operating

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial recording purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Manager’s Comments (continued)

income (NOI) growth positive. Additionally, the recent rate rally should be positive for CRE as it supports low cap rates and borrowing costs. However, there are pockets of softness emerging in the oil dependent regions and lower tier retail. Asset valuations have had an impressive recovery, but we believe they may begin to plateau. After several years of deterioration, underwriting standards are showing signs of improvement across all collateral metrics. In terms of technicals, CMBS issuance has slowed, driven by credit market volatility, which is a concern given an upcoming “wall of loan maturities” estimated between $8-12 billion. This may cause an uptick in loan modifications and defaults. Secondary trading volumes and liquidity have also declined as several dealers have stepped away from the sector. Non-U.S. investors have continued to invest in CRE since it provides yield, safety and diversification. However, a strong U.S. dollar is a potential headwind as it will make U.S. property more expensive for foreign buyers. December’s new risk retention rules are also a concern and the market and regulators have yet to agree on the optimal structure.

The non-agency RMBS market generated positive absolute returns during the six-month reporting period. Wellington Management has a constructive outlook on most non-agency RMBS, given the continuing recovery of the U.S. housing market supporting credit and the positive technical tailwinds. We favor legacy non-agency RMBS, which offer attractive yields relative to other credit sectors with comparable risk. We also like agency credit risk transfer (CRT) deals, which offer attractive spreads for credit risk in the high quality, post-crisis agency mortgages. Securitizations in non-traditional sectors are also attractive opportunities to provide financing to holders of assets historically financed on bank balance sheets.

The current economic recovery and demographic mix in the U.S. should continue to support housing demand. Home price appreciation in 2015 recorded a gain of 5.5%, but should moderate over the next two years, trending toward the historical range of 3-4%, which is still constructive in our view. Despite recovering housing starts, inventory remains low after years of underdevelopment. Net supply has been negative, providing a tailwind for legacy non-agency RMBS, as long term investors hold their positions. The CRT market has grown and matured which has decreased volatility and increased liquidity.

How did the Funds perform during this six-month reporting period ended June 30, 2016?

The tables in the Performance Overview and Holding Summaries section of this report provide total returns for the six-month, one-year, five-year and since inception periods ended June 30, 2016. Each Fund’s total returns at net asset value (NAV) are compared with the performance of a corresponding market index. For the six-month reporting period, the Funds’ total returns at NAV underperformed the Barclays U.S. Aggregate Bond Index. This index reflects the general performance of the bond market, but not the specific MBS market in which the Funds primarily invest.

The total returns of the Funds were positive, as almost all of the securitized sectors generated positive returns for the six-month reporting period. The primary contributor to the Funds’ absolute returns was the allocation to residential credit, both in new issue CRT and legacy (Alt-A, prime, subprime and Option-Arm (POA)). The allocation to non-agency CMBS also positively impacted performance during the reporting period, primarily driven by subordinated legacy bonds.

Our approach to sector allocation has remained consistent since the Funds’ launch. Both Funds seek to generate total returns by investing in a diverse portfolio of MBS consisting primarily of non-agency RMBS and CMBS. While we are cautious on CMBS, we continue to favor residential credit from a relative value perspective and have a bias to the higher quality collateral types within each sector. With an emphasis on the long-term, we continued to focus on finding opportunities to add securities we feel were best positioned to provide stability of principal and attractive income over the duration of the Funds’ limited terms.

Agency CMBS interest only (IO) bonds posted a slight negative absolute return and CMBS bonds posted a slight negative absolute return. Select subordinated collateralized loan obligation (CLOs) also posted negative returns, while the aggregate CLO portfolio holdings overall posted a modestly positive return. The Funds’ also utilized short-term U.S. treasury futures contracts to hedge against increases in interest rates and these positions had a negligible impact on performance during the reporting period.

6	NUVEEN

Fund

Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the return of the Funds relative to their comparative benchmarks was the Funds’ use of leverage through the use of bank borrowings. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on NAV and total return is magnified by the use of leverage. Conversely, leverage may enhance returns during periods when the prices of securities held by a Fund generally are rising. Leverage had a positive effect on performance during the current reporting period.

As of June 30, 2016, the Funds’ percentages of leverage are as shown in the accompanying table.

	JLS	JMT
Effective Leverage*	27.31%	28.53%
Regulatory Leverage*	27.31%	28.53%
*	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

Bank Borrowings

As noted above, the Funds employ regulatory leverage through the use of bank borrowings. The Funds’ bank borrowings activities as shown in the accompanying table.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	January 1, 2016	Draws	Paydowns	June 30, 2016	Average Balance Outstanding	Draws	Paydowns	August 25, 2016
JLS	$147,200,000	$—	$—	$147,200,000	$147,200,000	$—	$—	$147,200,000
JMT	$46,200,000	$—	$—	$46,200,000	$46,200,000	$—	$—	$46,200,000

Refer to Notes to Financial Statements, Note 8 – Borrowing Agreements for further details.

NUVEEN	7

Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is as of June 30, 2016.

The Funds have a cash flow-based distribution program. Under this program, each Fund seeks to maintain an attractive and stable regular distribution based on the Fund’s net cash flow received from its portfolio investments. Fund distributions are not intended to include expected portfolio appreciation; however, each Fund invests in securities that make payments which ultimately may be fully or partially treated as gains or return of capital for tax purposes. This tax treatment will generally “flow through” to the Fund’s distributions, but the specific tax treatment is often not known with certainty until after the end of the Fund’s tax year. As a result, regular distributions throughout the year are likely to be re-characterized for tax purposes as either long-term gains (both realized and unrealized), or as a non-taxable return of capital.

The figures in the table below provide an estimate as of June 30, 2016 of the sources (for tax purposes) of each Fund’s distributions. These sources estimates include amounts currently estimated to be attributable to realized gains and/or returns of capital. The Funds attribute these non-income sources equally to each regular distribution throughout the fiscal year. The estimated information shown below is for the distributions paid on common shares for all prior months in the current fiscal year. These amounts should not be used for tax reporting purposes, and the distribution sources may differ for financial reporting than for tax reporting. The final determination of the tax characteristics of all distributions paid in 2016 will be made in early 2017 and reported to you on Form 1099-DIV. More details about the tax characteristics of each Fund’s distributions are available on www.nuveen.com/CEFdistributions.

Data as of June 30, 2016

	Current Month Estimated Percentage of Distribution			Fiscal YTD Estimated Per Share Amounts
Fund	Net Investment Income	Realized Gains	Return of Capital	Total Distributions	Net Investment Income	Realized Gains	Return of Capital
JLS (FYE 12/31)	65.9%	32.8%	1.3%	$0.7460	$0.4913	$0.2448	$0.0099
JMT (FYE 12/31)	61.7%	38.3%	0.0%	$0.7500	$0.4631	$0.2869	$0.0000

The following table provides information regarding Fund distributions and total return performance over various time periods. This information is intended to help you better understand whether Fund returns for the specified time periods were sufficient to meet Fund distributions.

Data as of June 30, 2016

	Inception Date	Latest Monthly Per Share Distribution	Annualized			Cumulative
Fund			Current Distribution on NAV	1-Year Return on NAV	5-Year Return on NAV	Fiscal YTD Distributions on NAV	Fiscal YTD Return on NAV
JLS (FYE 12/31)	11/25/2009	$0.1135	5.52%	1.19%	8.13%	3.03%	1.31%
JMT (FYE 12/31)	2/23/2010	$0.1125	5.68%	0.65%	8.20%	3.16%	1.00%

8	NUVEEN

SHARE REPURCHASES

During August 2016 (subsequent to the close of this reporting period) the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of June 30, 2016, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding shares as shown in the accompanying table.

	JLS	JMT
Shares cumulatively repurchased and retired	0	0
Shares authorized for repurchase	1,590,000	485,000

During the current reporting period, the Fund did not repurchase any of its outstanding shares.

OTHER SHARE INFORMATION

As of June 30, 2016, and during the current reporting period, the Funds’ share prices were trading at a premium/(discount) to their NAVs as shown in the accompanying table.

	JLS	JMT
NAV	$24.66	$23.76
Share price	$23.10	$22.30
Premium/(Discount) to NAV	(6.33)%	(6.14)%
6-month average premium/(discount) to NAV	(7.38)%	(7.37)%

NUVEEN	9

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Mortgage Opportunity Term Fund (JLS)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Investing in mortgage-backed securities entails credit risk, the risk that the servicer fails to perform its duties, liquidity risks, interest rate risks, structure risks, pre-payment risk, and geographical concentration risks. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations including the Fund’s limited term are described in more detail on the Fund’s web page at www.nuveen.com/JLS.

Nuveen Mortgage Opportunity Term Fund 2 (JMT)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Investing in mortgage-backed securities entails credit risk, the risk that the servicer fails to perform its duties, liquidity risks, interest rate risks, structure risks, pre-payment risk, and geographical concentration risks. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations including the Fund’s limited term are described in more detail on the Fund’s web page at www.nuveen.com/JMT.

10	NUVEEN

THIS PAGE INTENTIONALLY LEFT BLANK

NUVEEN	11

JLS

Nuveen Mortgage Opportunity Term Fund

Performance Overview and Holding Summaries as of June 30, 2016

Refer to Glossary of Terms Used in this Report for further definition of terms used in this section.

Average Annual Total Returns as of June 30, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
JLS at NAV	1.31%	1.19%	8.13%	8.43%
JLS at Share Price	5.09%	8.77%	7.31%	7.07%
Barclays U.S. Aggregate Bond Index	5.31%	6.00%	3.76%	4.06%

Since inception returns are from 11/25/09. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

12	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Mortgage-Backed Securities	133.2%
Repurchase Agreements	4.7%
U.S. Government and Agency Obligations	0.2%
Other Assets Less Liabilities	(0.5)%
Net Assets Plus Borrowings	137.6%
Borrowings	(37.6)%
Net Assets	100%

Credit Quality

(% of total long-term investments)

AAA/U.S. Guaranteed	4.1%
AA	0.8%
A	1.8%
BBB	12.7%
BB or Lower	67.3%
N/R (not rated)	13.3%
Total	100%

NUVEEN	13

JMT

Nuveen Mortgage Opportunity Term Fund 2

Performance Overview and Holding Summaries as of June 30, 2016

Refer to Glossary of Terms Used in this Report for further definition of terms used in this section.

Average Annual Total Returns as of June 30, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
JMT at NAV	1.00%	0.65%	8.20%	8.36%
JMT at Share Price	3.51%	8.19%	7.72%	7.04%
Barclays U.S. Aggregate Bond Index	5.31%	6.00%	3.76%	4.18%

Since inception returns are from 2/23/10. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

14	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Mortgage-Backed Securities	133.3%
Repurchase Agreements	6.7%
U.S. Government and Agency Obligations	0.2%
Other Assets Less Liabilities	(0.3)%
Net Assets Plus Borrowings	139.9%
Borrowings	(39.9)%
Net Assets	100%

Credit Quality

(% of total long-term investments)

AAA/U.S. Guaranteed	4.2%
AA	0.6%
A	1.6%
BBB	13.0%
BB or Lower	67.5%
N/R (not rated)	13.1%
Total	100%

NUVEEN	15

Shareholder

Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on April 22, 2016 for JLS and JMT; at this meeting the shareholders were asked to elect Board Members.

	JLS	JMT
	Common Shares	Common Shares
Approval of the Board Members was reached as follows:
William C. Hunter
For	13,687,158	4,190,210
Withhold	544,986	137,182
Total	14,232,144	4,327,392
Judith M. Stockdale
For	13,693,724	4,200,631
Withhold	538,420	126,761
Total	14,232,144	4,327,392
Carole E. Stone
For	13,696,920	4,200,631
Withhold	535,224	126,761
Total	14,232,144	4,327,392
Margaret L. Wolff
For	13,664,510	4,201,728
Withhold	567,634	125,664
Total	14,232,144	4,327,392

16	NUVEEN

JLS

Nuveen Mortgage Opportunity Term Fund
Portfolio of Investments	June 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 133.2% (96.5% of Total Investments)

	MORTGAGE-BACKED SECURITIES – 133.2% (96.5% of Total Investments)

	Residential – 133.2%

$6,500	Argent Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-W2	0.936%	10/25/35	B1	$5,294,357
8,837	Asset Backed Funding Corporation, Asset-Backed Certificates Series 2006-OPT1	0.686%	9/25/36	CCC	6,187,444
500	Atlas Senior Loan Fund Ltd, Series 2012 -2A, 144A	4.887%	1/30/24	BBB	479,335
2,650	Babson CLO Limited, Series 2012-2A, 144A	4.226%	5/15/23	BBB	2,514,132
2,191	Banc of America Alternative Loan Trust, Pass-Through Certificates, Series 2006-6	6.000%	7/25/46	Caa3	1,892,073
3,479	Banc of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2006-G	0.728%	7/20/36	Baa1	3,218,782
3,125	Banc of America Merrill Lynch Large Loan Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-200P, 144A	3.596%	4/14/33	BB–	2,885,573
2,141	Banc of America Mortgage Securities Inc., Mortgage Pass-Through Certificates, Series 2007-1	6.000%	3/25/37	Caa3	1,928,642
2,020	Bank of America Commercial Mortgage Inc. , Commercial Mortgage Pass-Through Certificates, Series 2006-1	5.585%	9/10/45	Baa3	2,014,153
641	Bank of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2007-C	2.871%	5/20/36	Caa2	603,525
5,832	Bank of America Funding Trust, 2007-A 2A1	0.598%	2/20/47	CCC	4,895,276
7,010	BCAP LLC Trust, Mortgage Pass-Through Certificates, Series 2006-AA2	0.616%	1/25/37	Caa3	5,580,265
5,489	BCAP LLC Trust, Mortgage Pass-Through Certificates, Series 2007 AA1 2A1	0.626%	3/25/37	Caa3	4,601,988
2,369	Bear Stearns Adjustable Rate Mortgage Trust 2005-3	3.111%	6/25/35	Caa2	2,209,030
762	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2006-2	2.950%	7/25/36	D	647,446
3,642	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2006-4	2.751%	10/25/36	D	3,111,316
4,932	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2007-4	4.798%	6/25/47	D	4,360,408
1,241	Bear Stearns Adjustable Rate Mortgage Trust, Pass-Through Certificates Series 2005-12	2.669%	2/25/36	Caa3	1,034,669
4,712	Bear Stearns Adjustable Rate Mortgage Trust, Pass-Through Certificates Series 2005-12	2.746%	2/25/36	Caa3	4,223,937
2,826	Bear Stearns Adjustable Rate Mortgage Trust, Pass-Through Certificates, Series 2007-1	2.937%	2/25/47	D	2,322,071
4,936	Bear Stearns Alt-A Trust, Mortgage Pass-Through Certificates, Series 2006-8	2.973%	8/25/46	Ca	3,703,348
1,600	Carlyle Global Market Strategies, Collateralized Loan Obligations, Series 2012-3A, 144A	5.130%	10/04/24	BBB+	1,599,890
6,490	Carrington Mortgage Loan Trust, Asset Backed Pass-Through Certificates, Series 2005-NC5	0.926%	10/25/35	BB–	5,855,475
5,383	Carrington Securities LP, Mortgage Loan Trust Asset-Backed Pass-Through Certificates Series 2007-HE1	0.596%	6/25/37	Caa1	4,881,563
2,090	CDGJ Commercial Mortgage Trust, Mortgage Pass-Through Certificates, Series 2014-BXCH, 144A	4.684%	12/15/27	BB–	2,039,712
4,943	Chaseflex Trust Series 2007-2	0.726%	5/25/37	CCC	4,348,458
975	CIFC Funding Limited, Series 2012-2A, 144A	4.286%	12/05/24	BBB	917,271
1,306	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2007-AR4	3.109%	3/25/37	D	1,031,958
730	Citigroup Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-GC29, 144A	3.110%	4/10/48	BBB–	487,060
1,078	Citigroup Mortgage Loan Inc., Mortgage Pass-Through Certificates, Series 2006- AR2	2.920%	3/25/36	Caa3	979,340
1,175	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2005-3	2.970%	8/25/35	Caa2	1,094,002

NUVEEN	17

JLS	Nuveen Mortgage Opportunity Term Fund
	Portfolio of Investments (continued)	June 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Residential (continued)

$6,923	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2007-AR1	0.666%	1/25/37	CCC	$4,859,371
1,253	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates Series 2007-AR8	2.888%	7/25/37	Caa3	1,175,223
1,879	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-AR7	2.713%	11/25/36	D	1,562,222
2,866	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-AR7	2.851%	11/25/36	D	2,536,067
3,820	Commercial Mortgage Pass-Through Certificates Series 2012-CR4, 144A	4.573%	10/15/45	BBB	3,650,193
1,130	Core Industrial Trust, Series 2015-CALW, 144A	3.850%	2/10/34	B	1,030,984
1,929	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2005-63	2.784%	11/25/35	Ca	1,297,254
528	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-6CB	5.750%	5/25/36	Ca	360,104
4,410	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-19	6.000%	8/25/37	D	3,572,092
1,703	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-3T1	6.000%	4/25/37	Ca	1,150,306
4,930	Countrywide Alternative Loan Trust, Securitization Pass-Through Certificates Series 2007-HY7C A1	0.586%	8/25/37	Ca	3,519,411
1,206	Countrywide Asset Backed Certificates Trust 2005-IM1	0.846%	11/25/35	A+	1,144,660
1,978	Countrywide CHL Mortgage Pass-Through Trust 2006-HYB1	2.675%	3/20/36	Ca	1,495,890
1,072	Countrywide CHL Mortgage Pass-Through Trust Series 2005-HY10	3.136%	2/20/36	Caa3	823,898
4,093	Countrywide Home Loans Mortgage Pass-Through Certificates, Series 2005-HYB7	2.635%	11/20/35	Caa3	3,273,122
621	Countrywide Home Loans Mortgage Pass-Through Trust Certificates Series 2007-HY5	4.645%	9/25/37	D	531,448
4,939	Countrywide Home Loans Mortgage Pass- Through Trust, Series 2007-HY1 1A1	3.018%	4/25/37	D	4,328,513
3,578	Credit Suisse Adjustable Rate Mortgage Trust 2005-9	0.716%	11/25/35	BBB+	3,290,306
4,662	Credit Suisse Adjustable Rate Mortgage Trust 2006-3, Pass-Through Certificates	0.566%	8/25/36	CCC	2,666,621
760	Credit Suisse Adjustable Rate Mortgage Trust 2007-2	0.656%	6/25/37	Caa2	648,886
2,856	Credit Suisse First Boston Mortgage Acceptance Corporation, Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-12	3.070%	3/25/36	Caa3	2,184,212
913	Credit Suisse First Boston Mortgage Securities Corporation, Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2006-2	3.224%	5/25/36	D	841,874
2,100	CSAIL Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C1, 144A	3.801%	4/15/50	BBB–	1,673,523
4,700	CSAIL Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C3	3.361%	8/15/48	BBB–	3,334,716
1,895	Dryden Senior Loan Fund, Series 2014-36A, 144A	4.382%	11/09/25	BBB	1,766,005
1,535	Fannie Mae Connecticut Avenue Securities , Series 2014-C02	3.046%	5/25/24	N/R	1,426,198
4,000	Fannie Mae Connecticut Avenue Securities , Series 2014-C04	5.346%	11/25/24	N/R	4,083,429
1,575	Fannie Mae Connecticut Avenue Securities , Series 2016-C03	12.196%	10/25/28	N/R	1,694,293
3,297	Fannie Mae, Connecticut Ave Securities, Series 2015-C04	6.146%	4/25/28	N/R	3,397,774
5,815	Fannie Mae, Connecticut Avenue Securities, Series 2014-C03	3.446%	7/25/24	N/R	5,480,061
2,183	Fannie Mae, Connecticut Avenue Securities, Series 2015-C01	4.996%	2/25/25	N/R	2,242,892
3,850	Fannie Mae, Connecticut Avenue Securities, Series 2015-C01	4.746%	2/25/25	N/R	3,908,818
5,290	Fannie Mae, Connecticut Avenue Securities, Series 2015-C02	4.446%	5/25/25	N/R	5,289,994
1,240	Fannie Mae, Connecticut Avenue Securities, Series 2015-C03	5.446%	7/25/25	N/R	1,252,628
2,527	First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through Certificates Series 2006-FA3	6.000%	7/25/36	Ca	1,963,316
2,287	First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through Certificates Series 2006-FA3	6.000%	7/25/36	Ca	1,777,267
5,049	First Horizon Alternative Mortgage Securities Trust, Pass-Through Certificates, Series 2006-FA8	0.946%	2/25/37	Caa3	2,322,851
1,960	First Horizon Alternative Mortgage Securities Trust, Pass-Through Certificates Series 2005-A7	2.479%	9/25/35	Caa2	1,686,917
1,331	First Horizon Alternative Mortgage Securities Trust, Pass-Through Certificates, Series 2005-FA10	1.246%	1/25/36	Caa2	832,126

18	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Residential (continued)

$3,115	First Horizon Alternative Mortgage Securities Trust, Pass-Through Certificates, Series 2006-AA2	2.703%	5/25/36	Ca	$2,488,849
1,694	First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificate Series 2007-AR2	2.749%	8/25/37	D	1,344,118
7,310	Freddie Mac Collateralized Mortgage REMIC Series 4338, (I/O)	2.490%	6/25/42	Aaa	1,068,604
1,800	Freddie Mac Mortgage Trust, Multifamily Mortgage-Pass-Through Certificates, Series K720, 144A	3.389%	7/25/22	AAA	1,707,269
5,400	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K701, (I/O)	2.108%	7/25/48	Aaa	150,456
990	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2016-K54, 144A	3.835%	7/25/49	Aaa	931,570
1,850	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2016-K54, 144A	4.051%	2/25/26	Aaa	1,711,591
17,405	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K025, (I/O)	1.751%	11/25/40	Aaa	1,676,161
11,406	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K031, (I/O)	1.662%	7/25/41	Aaa	1,046,492
16,460	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K034, (I/O)	1.725%	9/25/41	Aaa	1,536,677
9,800	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K037, (I/O)	2.206%	1/25/42	Aaa	1,216,784
11,060	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K715, (I/O)	2.019%	2/25/41	Aaa	877,551
6,257	Freddie Mac Multifamily Structured Pass-Through Certificates Series KF01, (I/O)	1.969%	7/25/40	Aaa	602,182
1,630	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K013, (I/O)	2.813%	1/25/43	Aaa	181,017
13,450	Freddie Mac Multifamily Structures Pass- Through Certificates, Series 2011-K012, (I/O)	2.252%	1/25/41	Aaa	1,215,152
775	Freddie Mac MultiFamily Trust, Structured Pass-Through Certificates, Series 2014-K37, 144A	4.558%	1/25/47	Aaa	754,541
4,311	Freddie Mac MultiFamily, Structured Pass-Through Certificates, Series 2015-K46, 144A	3.696%	4/25/48	Aaa	3,594,884
15,800	Freddie Mac Structured Pass-Through Certificates, Series K711 X3, (I/O)	1.619%	8/25/40	Aaa	773,472
4,900	General Electric Capital Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-C1	5.606%	12/10/49	Ba3	4,740,183
3,365	Ginnie Mae Mortgage Pool, (I/O)	4.000%	9/16/26	Aaa	355,258
17,407	Ginnie Mae Mortgage Pool, (I/O)	3.000%	12/16/27	Aaa	1,726,509
3,379	GMAC Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2005-AR5	3.253%	9/19/35	CCC	2,988,477
3,148	GMACM Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2005-AF2	6.000%	12/25/35	D	2,735,626
2,886	GMACM Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2006-AR1	3.321%	4/19/36	Caa3	2,458,566
1,049	Goldman Sachs GSAA Home Equity Trust, Series 2006-4 4A2	0.676%	3/25/36	Caa3	1,007,216
5,201	Goldman Sachs GSAA Home Equity Trust, Series 2007-8	0.896%	8/25/37	B3	4,762,839
344	Goldman Sachs Mortgage Securities Corporation, GSR Mortgage Loan Trust, Mortgage Pass-Through Certificates Series 2007-AR1	2.893%	3/25/47	D	282,802
6,676	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2006-AR1 2A4	2.931%	1/25/36	D	6,101,108
2,340	Goldman Sachs Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2014-GC20, 144A	4.867%	4/10/47	BBB–	1,754,133
1,710	Goldman Sachs Mortgage Securities Trust, Series 2014-GC18	4.948%	1/10/47	A3	1,814,252
1,613	Government National Mortgage Association Pool, (I/O)	4.500%	10/20/39	Aaa	127,532
1,949	GSAA Home Equity Trust Series 2007-5	0.546%	3/25/47	Caa3	928,597
3,235	GSR Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2007-AR2	3.155%	5/25/37	D	2,632,840
4,378	HarborView Mortgage Loan Trust 2006-12	0.679%	12/19/36	Ca	3,249,160
4,075	Hilton USA Trust, Commercial Mortgage Pass-Through Certificates, Series 2013-HLT, 144A	4.453%	11/05/30	Ba1	4,100,599
5,580	HomeBanc Mortgage Trust, Mortgage Backed Notes 2005-5	0.706%	1/25/36	Caa1	4,795,821
3,966	HomeBanc Mortgage Trust, Mortgage Backed Notes 2006-2	0.626%	12/25/36	B3	3,481,034

NUVEEN	19

JLS	Nuveen Mortgage Opportunity Term Fund
	Portfolio of Investments (continued)	June 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Residential (continued)

$3,288	HSI Asset Securitization Corporation, Mortgage Pass-Through Certificates, Series 2006-HE1	0.556%	10/25/36	CCC	$1,693,881
1,810	IndyMac INDA Mortgage Loan Trust, Series 2007-AR3	4.733%	7/25/37	Caa2	1,552,735
3,413	IndyMac INDX Mortgage Loan Trust, Series 07-AR5	3.056%	5/25/37	Ca	2,707,659
4,038	IndyMac INDX Mortgage Loan Trust, Series 2005-AR11	2.718%	8/25/35	Caa3	3,312,887
522	IndyMac INDX Mortgage Loan Trust, Series 2005-AR23	2.689%	11/25/35	Caa3	439,698
776	IndyMac INDX Mortgage Loan Trust, Series 2006-AR11	3.342%	6/25/36	Ca	628,002
1,612	IndyMac INDX Mortgage Loan Trust, Series 2006-AR15	0.656%	7/25/36	Caa3	1,334,896
2,540	IndyMac INDX Mortgage Loan Trust, Series 2006-AR15	0.566%	7/25/36	Caa3	2,084,878
1,413	IndyMac INDX Mortgage Loan Trust, Series 2006-AR35	0.616%	1/25/37	Caa3	1,146,309
2,532	IndyMac INDX Mortgage Loan Trust, Series 2006-AR39	0.626%	2/25/37	Caa3	2,054,951
6,193	IndyMac INDX Mortgage Loan Trust, Series 2007-AR7 2A1	2.573%	6/25/37	Ca	4,669,115
1,278	JPMorgan Mortgage Trust, Mortgage Pass-Through Certificates, Series 2006-A4	2.974%	6/25/36	Caa2	1,090,602
3,145	JPMorgan Alternative Loan Trust, Mortgage Pass-Through Certificates 2006-S4	5.960%	12/25/36	Ca	2,697,463
4,170	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-LDP8	5.480%	5/15/45	Aa3	4,176,024
865	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-S4 A5	6.000%	1/25/37	Caa3	710,397
3,330	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2011-C5, 144A	5.317%	8/15/46	Baa3	3,380,044
5,000	JPMorgan Chase Commercial Mortgage Securities Trust, Pass-Through Certificates Series 2006-LDP9	5.337%	5/15/47	Ba1	4,971,609
2,765	JPMorgan Chase Commercial Mortgage Security Corporation Trust, Series 2015- JP1	4.743%	1/15/49	A–	2,813,768
2,300	JPMorgan Chase Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-CB17 AM	5.464%	12/12/43	Ba2	2,243,072
4,200	JPMorgan Mortgage Acquisition Corporation, Asset-Backed Pass-Through Certificates, Series 2007-CH5	0.706%	5/25/37	B1	3,361,134
3,155	JPMorgan Mortgage Acquisition Trust, Series 2006-A6	2.832%	10/25/36	Caa2	2,758,403
460	LB UBS Commercial Mortgage Trust, Series 2006-C4	5.937%	6/15/38	A2	459,319
3,146	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2014-2, 144A	2.457%	12/01/21	N/R	3,090,685
4,487	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2015-2, 144A	2.439%	1/01/20	N/R	4,429,396
6,346	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2015-3, 144A	2.457%	3/01/20	N/R	6,215,626
3,165	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2015-4, 144A	2.439%	4/01/20	N/R	3,101,898
1,460	Magnetite CLO Limited, Series 2012-6A, 144A	4.234%	9/15/23	BBB	1,395,832
1,215	Marine Park CLO Limited, Series 2012-1A, 144A	4.176%	10/12/23	BBB	1,146,010
3,097	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-2	2.960%	8/25/36	Caa2	2,840,908
5,116	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-3	3.078%	6/25/37	D	4,247,573
3,900	ML_CFC Commercial Mortgage Trust, Pass-Through Certificates, Series 2007-8	5.875%	8/12/49	BB	3,839,112
1,925	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, 144A	4.832%	2/15/47	BBB–	1,698,649
6,904	Morgan Stanley Capital I Inc., Mortgage Pass Through Certificates, Series 2006- HE1	0.736%	1/25/36	B1	6,160,609
4,130	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-HQ8	5.423%	3/12/44	Ba1	4,119,976
2,045	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates 2006-TOP21, 144A	5.326%	10/12/52	Baa1	1,958,727
1,525	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates 2006-TOP21, 144A	5.326%	10/12/52	Baa2	1,435,819
4,000	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14	5.681%	4/15/49	Ba2	3,993,626
3,850	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-TOP25	5.574%	11/12/49	B1	3,831,433

20	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Residential (continued)

$2,025	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2008-T29, 144A	6.275%	1/11/43	BB	$2,014,618
2,498	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-3AR	3.037%	3/25/36	Caa3	2,000,248
532	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-15AR	3.117%	11/25/37	CCC	413,155
4,295	Mortgage IT Trust, Mortgage-Backed Notes, Series 2005-5	0.706%	12/25/35	BB+	3,836,626
1,215	Nationstar HECM Loan Trust, Series 2015-1A, 144A	7.021%	5/25/18	N/R	1,209,119
2,404	Opteum Mortgage Acceptance Corporation, Asset backed Pass-Through Certificates, Series 2006-1	0.746%	4/25/36	CCC	2,080,893
4,614	Renaissance Home Equity Loan Trust Asset Backed Certificates, Series 2007-3	6.998%	9/25/37	C	2,673,149
3,452	Residential Accredit Loans Inc., Hybrid Adjustable Rate Mortgages, 2006-QA6	0.636%	7/25/36	Caa3	2,674,075
6,709	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QA3	0.746%	4/25/36	Ca	4,791,922
5,431	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QA10 A31	3.785%	9/25/35	Caa3	4,447,311
3,058	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS1	5.750%	1/25/36	Caa3	2,616,442
1,919	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2007-QS2	6.250%	1/25/37	Caa3	1,515,211
1,474	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QA6	3.497%	5/25/35	Caa3	1,148,460
1,135	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QA1	3.982%	1/25/36	Caa3	903,860
3,500	Residential Asset Mortgage Products Inc. Asset Backed Pass-Through Certificates, Series 2005-RS7	0.946%	7/25/35	A	3,241,334
7,295	Residential Asset Mortgage Products, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-NC2	0.736%	2/25/36	Ba1	6,392,320
2,235	Residential Funding Mortgage Securities I Inc., Mortgage Pass-Through Certificates Series 2007-SA3	4.211%	7/27/37	D	1,820,113
1,464	Residential Funding Mortgage Securities I Inc., Mortgage Pass-Through Certificates, Series 2006-SA3	3.855%	9/25/36	D	1,207,623
2,269	Residential Funding Mortgage Securities I, Mortgage Pass-Through Certificates, Series 2007-SA2	3.448%	4/25/37	Caa2	1,917,054
2,427	Residential Funding Mortgage Securities I, Mortgage Pass-Through Certificates, Series 2007-SA2	3.448%	4/25/37	Caa2	2,050,493
1,698	Residential Funding Mortgage Securities Inc. Mortgage Pass-Through Certificates Series 2006-SA2	3.948%	8/25/36	D	1,488,372
780	Seneca Park CLO Limited, Asset Backed Securities, Series 2014-1A, 144A	4.133%	7/17/26	Baa3	715,094
4,267	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1	2.781%	2/20/47	C	3,625,386
4,491	Structured Adjustable Rate Mortgage Loan Pass-Through Trust, Series 2007-6 2A1	0.636%	7/25/37	CCC	3,453,190
3,175	Structured Agency Credit Risk Debt Notes, 2013-DN2	4.696%	11/25/23	N/R	3,180,946
2,533	Structured Agency Credit Risk Debt Notes, Series 2015-DNA1	9.646%	10/25/27	N/R	2,742,126
2,935	Structured Agency Credit Risk Debt Notes, Series 2015-DNA2	7.996%	12/25/27	N/R	2,798,081
3,135	Structured Agency Credit Risk Debt Notes, Series 2015-DNA3	9.796%	4/25/28	N/R	2,981,343
5,495	Structured Agency Credit Risk Debt Notes, Series 2015-DNA3	3.296%	4/25/28	BBB–	5,649,048
1,747	Structured Agency Credit Risk Debt Notes, Series 2015-HQ2	8.396%	5/25/25	N/R	1,744,792
4,000	Structured Agency Credit Risk Notes, Series 2015-HQA1	9.246%	3/25/28	N/R	3,417,077
2,500	Structured Agency Credit Risk Notes, Series 2015-HQA1	5.146%	3/25/28	B+	2,469,824
3,045	Structured Agency Credit Risk Notes, Series 2015-HQA1	3.096%	3/25/28	BBB–	3,115,653
3,150	Structured Agency Credit Risk Notes, Series 2015-HQA2	5.246%	5/25/28	B	3,111,390
7,420	Structured Agency Credit Risk Notes, Series 2015-HQA2	3.246%	5/25/28	BBB–	7,597,728
4,775	Structured Agency Credit Risk Notes, Series 2016-DNA1	3.339%	7/25/28	Baa3	4,923,878
1,875	Structured Agency Credit Risk Notes, Series 2016-DNA2	10.946%	10/25/28	N/R	1,886,649
1,950	Structured Agency Credit Risk Notes, Series 2016-DNA3	11.696%	12/25/28	N/R	1,957,639
3,725	Structured Agency Credit Risk Notes, Series 2016-HQA1	6.796%	9/25/28	B	4,000,187
1,850	Structured Agency Credit Risk Notes, Series 2016-HQA1	3.196%	9/25/28	BBB–	1,868,066
2,245	Structured Agency Credit Risk Notes, Series 2016-HQA2	2.703%	11/25/28	Baa3	2,269,904

NUVEEN	21

JLS	Nuveen Mortgage Opportunity Term Fund
	Portfolio of Investments (continued)	June 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Residential (continued)

$2,408	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2007-2	3.040%	4/25/37	D	$1,995,526
1,512	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2007-4	3.163%	10/25/37	Caa1	1,389,486
4,236	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-1	2.902%	2/25/37	D	3,631,965
2,315	Voya CLO Limited, Series 2012-3AR, 144A	4.578%	10/15/22	BBB	2,177,540
4,200	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C30	5.413%	12/15/43	B1	4,193,387
1,366	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C31	5.700%	4/15/47	B3	1,294,510
3,650	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C31	5.660%	4/15/47	Ba2	3,658,125
3,825	Wachovia Commercial Mortgage Trust, Pass-Through Certificates, Series 2005-C21, 144A	5.290%	10/15/44	B+	3,695,015
1,558	Washington Mutual Mortgage Pass-Through Certificates Trust 2006-AR14	2.197%	11/25/36	D	1,371,683
3,053	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR17	1.196%	12/25/46	Caa3	2,363,305
2,293	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR	1.981%	1/25/37	D	1,929,783
1,401	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY6	2.349%	6/25/37	D	1,225,489
1,497	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2007-HY1	0.606%	2/25/37	Caa3	1,075,836
2,098	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2006-5	6.000%	7/25/36	Ca	1,690,711
4,830	Washington Mutual Mortgage Securities Corporation, Pass-Through Certificates, Series 2006-AR	2.248%	12/25/36	D	4,087,093
3,564	Washington Mutual Mortgage Securities Corporation, Pass-Through Certificates, Series 2006-AR	2.213%	12/25/36	D	3,048,593
2,515	Washington Mutual Mortgage Securities Corporation. Mortgage Pass-Through Certificates, Series 2006-AR7	1.390%	7/25/46	Caa3	2,011,235
1,039	Wells Fargo Alternative Loan Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2007-PA1	6.000%	3/25/37	Caa3	858,310
2,540	Wells Fargo Alternative Loan Trust, Mortgage Asset-Backed Pass-Through Certificates Series 2007-PA6	2.780%	12/28/37	D	2,191,221
685	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-NXS1	4.104%	5/15/48	BBB–	528,680
2,232	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificates, Series 2007-AR8	2.812%	11/25/37	Caa2	1,969,061
3,609	Wells Fargo Mortgage Backed Securities, Collateralized Mortgage Obligation, Series 2007-AR7 A1	2.778%	12/28/37	Caa3	3,233,854
3,145	Wells Fargo Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2006-AR10	2.907%	7/25/36	D	2,937,176
2,431	Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2014-C20, 144A	3.986%	5/15/47	N/R	1,769,612
$721,862	Total Long-Term Investments (cost $519,806,394)				522,008,206

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SHORT-TERM INVESTMENTS – 4.9% (3.5% of Total Investments)

	REPURCHASE AGREEMENTS – 4.7% (3.4% of Total Investments)

$18,254	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/16, repurchase price $18,253,992, collateralized by $16,850,000 U.S. Treasury Notes, 2.750%, due 11/15/23, value $18,619,250	0.030%	7/01/16	N/A	$18,253,977

22	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 0.2% (0.1% of Total Investments)

$775	U.S. Treasury Bonds	2.500%	5/15/46	Aaa	$808,512
$19,029	Total Short-Term Investments (cost $19,028,069)				19,062,489
	Total Investments (cost $538,834,463) – 138.1%				541,070,695
	Borrowings – (37.6)% (3), (4)				(147,200,000)
	Other Assets Less Liabilities – (0.5)%				(2,018,478)
	Net Assets – 100%				$391,852,217

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Borrowings as a percentage of Total Investments is 27.2%.

(4)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(I/O)	Interest only security.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

N/A	Not applicable

See accompanying notes to financial statements.

NUVEEN	23

JMT

Nuveen Mortgage Opportunity Term Fund 2
Portfolio of Investments	June 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 133.3% (95.0% of Total Investments)

	MORTGAGE-BACKED SECURITIES – 133.3% (95.0% of Total Investments)

	Residential – 133.3%

$2,000	Argent Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-W2	0.936%	10/25/35	B1	$1,629,033
2,676	Asset Backed Funding Corporation, Asset-Backed Certificates Series 2006-OPT1	0.686%	9/25/36	CCC	1,873,699
250	Atlas Senior Loan Fund Ltd, Series 2012-2A	4.887%	1/30/24	BBB	239,667
785	Babson CLO Limited, Series 2012-2A	4.226%	5/15/23	BBB	744,752
667	Banc of America Alternative Loan Trust, Pass-Through Certificates, Series 2006-6	6.000%	7/25/46	Caa3	575,848
1,038	Banc of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2006-G	0.728%	7/20/36	Baa1	960,579
925	Banc of America Merrill Lynch Large Loan Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-200P	3.596%	4/14/33	BB–	854,130
714	Banc of America Mortgage Securities Inc., Mortgage Pass-Through Certificates, Series 2007-1	6.000%	3/25/37	Caa3	642,881
600	Bank of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-1	5.585%	9/10/45	Baa3	598,263
213	Bank of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2007-C	2.871%	5/20/36	Caa2	200,735
1,815	Bank of America Funding Trust, 2007-A 2A1	0.598%	2/20/47	CCC	1,523,426
2,172	BCAP LLC Trust, Mortgage Pass-Through Certificates, Series 2006-AA2	0.616%	1/25/37	Caa3	1,728,788
1,707	BCAP LLC Trust, Mortgage Pass-Through Certificates, Series 2007 AA1 2A1	0.626%	3/25/37	Caa3	1,431,027
732	Bear Stearns Adjustable Rate Mortgage Trust 2005-3	3.111%	6/25/35	Caa2	682,566
233	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2006-2	2.950%	7/25/36	D	198,280
1,506	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2006-4	2.751%	10/25/36	D	1,286,840
376	Bear Stearns Adjustable Rate Mortgage Trust, Pass-Through Certificates Series 2005-12	2.669%	2/25/36	Caa3	313,452
1,444	Bear Stearns Adjustable Rate Mortgage Trust, Pass-Through Certificates Series 2005-12	2.746%	2/25/36	Caa3	1,293,934
674	Bear Stearns Adjustable Rate Mortgage Trust, Pass-Through Certificates, Series 2007-1	2.937%	2/25/47	D	553,614
1,527	Bear Stearns Alt-A Trust, Mortgage Pass-Through Certificates, Series 2006-8	2.973%	8/25/46	Ca	1,145,365
900	Carlyle Global Market Strategies, Collateralized Loan Obligations, Series 2012-3A	5.130%	10/04/24	BBB+	899,938
2,000	Carrington Mortgage Loan Trust, Asset Backed Pass-Through Certificates, Series 2005-NC5	0.926%	10/25/35	BB–	1,804,461
1,661	Carrington Securities LP, Mortgage Loan Trust Asset-Backed Pass-Through Certificates Series 2007-HE1	0.596%	6/25/37	Caa1	1,506,051
615	CDGJ Commercial Mortgage Trust, Mortgage Pass-Through Certificates, Series 2014-BXCH	4.684%	12/15/27	BB–	600,202
1,532	Chaseflex Trust Series 2007-2	0.726%	5/25/37	CCC	1,347,529
275	CIFC Funding Limited, Series 2012-2A, 144A	4.286%	12/05/24	BBB	258,718
210	Citigroup Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-GC29	3.110%	4/10/48	BBB–	140,113
142	Citigroup Mortgage Loan Inc., Mortgage Pass-Through Certificates, Series 2006- AR2	2.920%	3/25/36	Caa3	128,861
181	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2005-3	2.970%	8/25/35	Caa2	169,015
2,152	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2007-AR1	0.666%	1/25/37	CCC	1,510,815
408	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates Series 2007-AR8	2.888%	7/25/37	Caa3	382,534
246	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-AR7	2.713%	11/25/36	D	204,577

24	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Residential (continued)

$1,180	Commercial Mortgage Pass-Through Certificates Series 2012-CR4, 144A	4.573%	10/15/45	BBB	$1,127,546
350	Core Industrial Trust, Series 2015-CALW	3.850%	2/10/34	B	319,331
609	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2005-63	2.784%	11/25/35	Ca	409,659
445	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-25CB	1.046%	10/25/36	Ca	268,203
1,310	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-6CB	5.750%	5/25/36	Ca	894,343
507	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-6CB	5.500%	5/25/36	Ca	338,750
1,371	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-19	6.000%	8/25/37	D	1,110,374
526	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-3T1	6.000%	4/25/37	Ca	355,330
1,514	Countrywide Alternative Loan Trust, Securitization Pass-Through Certificates Series 2007-HY7C A1	0.586%	8/25/37	Ca	1,081,126
593	Countrywide Alternative Trust, Mortgage Pass-Through Certificates, Series 2007-18CB	0.916%	8/25/37	D	342,175
1,638	Countrywide CHL Mortgage Pass-Through Trust 2006-HYB1	2.675%	3/20/36	Ca	1,238,387
1,271	Countrywide Home Loans Mortgage Pass-Through Certificates, Series 2005-HYB7	2.635%	11/20/35	Caa3	1,016,332
188	Countrywide Home Loans Mortgage Pass-Through Trust Certificates Series 2007-HY5	4.645%	9/25/37	D	160,650
1,617	Countrywide Home Loans Mortgage Pass- Through Trust, Series 2007-HY1 1A1	3.018%	4/25/37	D	1,417,301
1,213	Countrywide Home Loans, Mortgage Pass-Through Trust Series 2007-HY04	2.768%	9/25/47	D	1,042,469
1,130	Credit Suisse Adjustable Rate Mortgage Trust 2005-9	0.716%	11/25/35	BBB+	1,038,869
1,472	Credit Suisse Adjustable Rate Mortgage Trust 2006-3, Pass-Through Certificates	0.566%	8/25/36	CCC	842,091
228	Credit Suisse Adjustable Rate Mortgage Trust 2007-2	0.656%	6/25/37	Caa2	194,666
465	Credit Suisse First Boston Mortgage Acceptance Corporation, Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-12	3.070%	3/25/36	Caa3	355,627
276	Credit Suisse First Boston Mortgage Securities Corporation, Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2006-2	3.224%	5/25/36	D	254,443
620	CSAIL Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C1	3.801%	4/15/50	BBB–	494,088
1,400	CSAIL Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C3	3.361%	8/15/48	BBB–	993,320
545	Dryden Senior Loan Fund, Series 2014-36A	4.382%	11/09/25	BBB	507,901
455	Fannie Mae Connecticut Avenue Securities , Series 2014-C02	3.046%	5/25/24	N/R	422,749
1,200	Fannie Mae Connecticut Avenue Securities , Series 2014-C04	5.346%	11/25/24	N/R	1,225,029
475	Fannie Mae Connecticut Avenue Securities , Series 2016-C03	12.196%	10/25/28	N/R	510,977
977	Fannie Mae, Connecticut Ave Securities, Series 2015-C04	6.146%	4/25/28	N/R	1,006,812
1,090	Fannie Mae, Connecticut Avenue Securities, Series 2014-C03	3.446%	7/25/24	N/R	1,027,217
674	Fannie Mae, Connecticut Avenue Securities, Series 2015-C01	4.996%	2/25/25	N/R	692,729
1,135	Fannie Mae, Connecticut Avenue Securities, Series 2015-C01	4.746%	2/25/25	N/R	1,152,340
1,575	Fannie Mae, Connecticut Avenue Securities, Series 2015-C02	4.446%	5/25/25	N/R	1,574,998
385	Fannie Mae, Connecticut Avenue Securities, Series 2015-C03	5.446%	7/25/25	N/R	388,921
669	First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through Certificates Series 2006-FA3	6.000%	7/25/36	Ca	519,638
368	First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2007-FA2	5.500%	4/25/37	D	255,087
1,560	First Horizon Alternative Mortgage Securities Trust, Pass-Through Certificates, Series 2006-FA8	0.946%	2/25/37	Caa3	717,530
1,413	First Horizon Alternative Mortgage Securities Trust, Pass-Through Certificates Series 2005-A7	2.479%	9/25/35	Caa2	1,216,374
399	First Horizon Alternative Mortgage Securities Trust, Pass-Through Certificates, Series 2005-FA10	1.246%	1/25/36	Caa2	249,494
930	First Horizon Alternative Mortgage Securities Trust, Pass-Through Certificates, Series 2006-AA2	2.703%	5/25/36	Ca	743,422

NUVEEN	25

JMT	Nuveen Mortgage Opportunity Term Fund 2
	Portfolio of Investments (continued)	June 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Residential (continued)

$115	First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificate Series 2007-AR2	2.749%	8/25/37	D	$91,624
2,180	Freddie Mac Collateralized Mortgage REMIC Series 4338, (I/O)	2.490%	6/25/42	Aaa	318,681
535	Freddie Mac Mortgage Trust, Multifamily Mortgage-Pass-Through Certificates, Series K720	3.389%	7/25/22	AAA	507,438
290	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2016-K54, 144A	3.835%	7/25/49	Aaa	272,884
550	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2016-K54	4.051%	2/25/26	Aaa	508,851
5,375	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K025, (I/O)	1.751%	11/25/40	Aaa	517,631
3,521	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K031, (I/O)	1.662%	7/25/41	Aaa	323,022
5,015	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K034, (I/O)	1.725%	9/25/41	Aaa	468,191
2,775	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K037, (I/O)	2.206%	1/25/42	Aaa	344,533
3,305	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K715, (I/O)	2.019%	2/25/41	Aaa	262,234
1,912	Freddie Mac Multifamily Structured Pass-Through Certificates Series KF01, (I/O)	1.969%	7/25/40	Aaa	183,999
1,300	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K013, (I/O)	2.813%	1/25/43	Aaa	144,370
4,579	Freddie Mac Multifamily Structures Pass- Through Certificates, Series 2011-K012, (I/O)	2.252%	1/25/41	Aaa	413,670
225	Freddie Mac MultiFamily Trust, Structured Pass-Through Certificates, Series 2014-K37	4.558%	1/25/47	Aaa	219,060
1,290	Freddie Mac MultiFamily, Structured Pass-Through Certificates, Series 2015-K46	3.696%	4/25/48	Aaa	1,075,809
4,885	Freddie Mac Structured Pass-Through Certificates, Series K711 X3, (I/O)	1.619%	8/25/40	Aaa	239,159
1,450	General Electric Capital Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-C1	5.606%	12/10/49	Ba3	1,402,707
993	Ginnie Mae Mortgage Pool, (I/O)	4.000%	9/16/26	Aaa	104,857
5,158	Ginnie Mae Mortgage Pool, (I/O)	3.000%	12/16/27	Aaa	511,656
968	GMACM Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2005-AF2	6.000%	12/25/35	D	841,525
864	GMACM Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2006-AR1	3.321%	4/19/36	Caa3	735,659
327	Goldman Sachs GSAA Home Equity Trust, Series 2006-4 4A2	0.676%	3/25/36	Caa3	314,115
1,606	Goldman Sachs GSAA Home Equity Trust, Series 2007-8	0.896%	8/25/37	B3	1,470,554
360	Goldman Sachs Mortgage Securities Corporation, GSR Mortgage Loan Trust, Mortgage Pass-Through Certificates Series 2007-AR1	2.893%	3/25/47	D	296,290
2,054	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2006-AR1 2A4	2.931%	1/25/36	D	1,876,954
615	Goldman Sachs Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2014-GC20	4.867%	4/10/47	BBB–	461,022
525	Goldman Sachs Mortgage Securities Trust, Series 2014-GC18	4.948%	1/10/47	A3	557,007
538	Government National Mortgage Association Pool, (I/O)	4.500%	10/20/39	Aaa	42,511
603	GSAA Home Equity Trust Series 2007-5	0.546%	3/25/47	Caa3	287,294
329	GSR Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2007-AR2	3.155%	5/25/37	D	268,137
1,327	HarborView Mortgage Loan Trust 2006-12	0.679%	12/19/36	Ca	984,594
1,200	Hilton USA Trust, Commercial Mortgage Pass-Through Certificates, Series 2013-HLT, 144A	4.453%	11/05/30	Ba1	1,207,538
1,722	HomeBanc Mortgage Trust, Mortgage Backed Notes 2005-5	0.706%	1/25/36	Caa1	1,480,343
1,190	HomeBanc Mortgage Trust, Mortgage Backed Notes 2006-2	0.626%	12/25/36	B3	1,044,310
677	IndyMac INDA Mortgage Loan Trust, Series 2007-AR3	4.733%	7/25/37	Caa2	580,427
167	IndyMac INDX Mortgage Loan Trust 2006 AR25	3.001%	9/25/36	Ca	123,084
1,020	IndyMac INDX Mortgage Loan Trust, Series 07-AR5	3.056%	5/25/37	Ca	809,506
1,204	IndyMac INDX Mortgage Loan Trust, Series 2005-AR11	2.718%	8/25/35	Caa3	987,843
1,694	IndyMac INDX Mortgage Loan Trust, Series 2005-AR23	2.689%	11/25/35	Caa3	1,425,318
227	IndyMac INDX Mortgage Loan Trust, Series 2006-AR11	3.342%	6/25/36	Ca	183,864
479	IndyMac INDX Mortgage Loan Trust, Series 2006-AR15	0.656%	7/25/36	Caa3	397,159

26	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Residential (continued)

$791	IndyMac INDX Mortgage Loan Trust, Series 2006-AR15	0.566%	7/25/36	Caa3	$649,625
922	IndyMac INDX Mortgage Loan Trust, Series 2006-AR27	0.636%	10/25/36	CCC	599,463
411	IndyMac INDX Mortgage Loan Trust, Series 2006-AR35	0.616%	1/25/37	Caa3	333,727
754	IndyMac INDX Mortgage Loan Trust, Series 2006-AR39	0.626%	2/25/37	Caa3	611,968
623	IndyMac INDX Mortgage Loan Trust, Series 2006-AR3	2.839%	3/25/36	Ca	462,600
1,936	IndyMac INDX Mortgage Loan Trust, Series 2007-AR7 2A1	2.573%	6/25/37	Ca	1,459,339
403	JPMorgan Mortgage Trust, Mortgage Pass-Through Certificates, Series 2006-A4	2.974%	6/25/36	Caa2	344,276
953	JPMorgan Alternative Loan Trust, Mortgage Pass-Through Certificates 2006-S4	5.960%	12/25/36	Ca	817,413
905	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-LDP8	5.480%	5/15/45	Aa3	906,307
268	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-S4 A5	6.000%	1/25/37	Caa3	220,223
990	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2011-C5	5.317%	8/15/46	Baa3	1,004,878
1,300	JPMorgan Chase Commercial Mortgage Securities Trust, Pass-Through Certificates Series 2006-LDP9	5.337%	5/15/47	Ba1	1,292,618
810	JPMorgan Chase Commercial Mortgage Security Corporation Trust, Series 2015-JP1	4.743%	1/15/49	A–	824,286
700	JPMorgan Chase Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-CB17 AM	5.464%	12/12/43	Ba2	682,674
1,250	JPMorgan Mortgage Acquisition Corporation, Asset-Backed Pass-Through Certificates, Series 2007-CH5	0.706%	5/25/37	B1	1,000,338
963	JPMorgan Mortgage Acquisition Trust, Series 2006-A6	2.832%	10/25/36	Caa2	841,547
147	LB UBS Commercial Mortgage Trust, Series 2006-C4	5.937%	6/15/38	A2	146,982
941	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2014-2	2.457%	12/01/21	N/R	924,138
1,336	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2015-2	2.439%	1/01/20	N/R	1,318,577
1,892	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2015-3	2.457%	3/01/20	N/R	1,853,640
1,000	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2015-4	2.439%	4/01/20	N/R	979,547
360	Marine Park CLO Limited, Series 2012-1A	4.176%	10/12/23	BBB	339,558
1,351	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-2	2.960%	8/25/36	Caa2	1,239,498
1,564	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-3	3.078%	6/25/37	D	1,298,292
1,100	ML_CFC Commercial Mortgage Trust, Pass-Through Certificates, Series 2007-8	5.875%	8/12/49	BB	1,082,826
575	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14	4.832%	2/15/47	BBB–	507,389
2,109	Morgan Stanley Capital I Inc., Mortgage Pass Through Certificates, Series 2006- HE1	0.736%	1/25/36	B1	1,881,961
1,230	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-HQ8	5.423%	3/12/44	Ba1	1,227,015
625	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates 2006-TOP21	5.326%	10/12/52	Baa1	598,633
440	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates 2006-TOP21	5.326%	10/12/52	Baa2	414,269
1,200	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14	5.681%	4/15/49	Ba2	1,198,088
1,150	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-TOP25	5.574%	11/12/49	B1	1,144,454
600	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2008-T29	6.275%	1/11/43	BB	596,924
200	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-3AR	3.037%	3/25/36	Caa3	160,321
1,466	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-13	6.000%	10/25/37	D	1,179,879
722	Mortgage Asset Securitization Transactions Inc., Adjustable Rate Mortgage Pass-Through Certificates, Series 2007-HF2	0.756%	9/25/37	B1	646,168
573	Mortgage IT Trust, Mortgage-Backed Notes, Series 2005-5	0.706%	12/25/35	BB+	511,598
360	Nationstar HECM Loan Trust, Series 2015-1A	7.021%	5/25/18	N/R	358,258

NUVEEN	27

JMT	Nuveen Mortgage Opportunity Term Fund 2
	Portfolio of Investments (continued)	June 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Residential (continued)

$701	Opteum Mortgage Acceptance Corporation, Asset backed Pass-Through Certificates, Series 2006-1	0.746%	4/25/36	CCC	$606,321
2,034	Renaissance Home Equity Loan Trust Asset Backed Certificates, Series 2007-3	7.238%	9/25/37	C	1,177,625
1,073	Residential Accredit Loans Inc., Hybrid Adjustable Rate Mortgages, 2006-QA6	0.636%	7/25/36	Caa3	831,572
367	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 1006-QS10	0.746%	8/25/36	Caa3	218,802
643	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QA3	0.746%	4/25/36	Ca	459,300
1,688	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QA10 A31	3.785%	9/25/35	Caa3	1,382,584
944	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS1	5.750%	1/25/36	Caa3	807,516
601	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2007-QS2	6.250%	1/25/37	Caa3	474,378
862	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QA1	3.982%	1/25/36	Caa3	686,528
950	Residential Asset Mortgage Products Inc. Asset Backed Pass-Through Certificates, Series 2005-RS7	0.946%	7/25/35	A	879,791
2,255	Residential Asset Mortgage Products, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-NC2	0.736%	2/25/36	Ba1	1,975,966
302	Residential Funding Mortgage Securities I, Mortgage Pass-Through Certificates, Series 2007-SA2	3.448%	4/25/37	Caa2	255,037
1,302	Residential Funding Mortgage Securities I, Mortgage Pass-Through Certificates, Series 2007-SA2	3.448%	4/25/37	Caa2	1,100,229
235	Seneca Park CLO Limited, Asset Backed Securities, Series 2014-1A	4.133%	7/17/26	Baa3	215,445
1,308	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1	2.781%	2/20/47	C	1,111,141
1,379	Structured Adjustable Rate Mortgage Loan Pass-Through Trust, Series 2007-6 2A1	0.636%	7/25/37	CCC	1,060,623
1,225	Structured Agency Credit Risk Debt Notes, 2013-DN2	4.696%	11/25/23	N/R	1,227,294
680	Structured Agency Credit Risk Debt Notes, Series 2015-DNA1	9.646%	10/25/27	N/R	735,560
890	Structured Agency Credit Risk Debt Notes, Series 2015-DNA2	7.996%	12/25/27	N/R	848,481
945	Structured Agency Credit Risk Debt Notes, Series 2015-DNA3	9.796%	4/25/28	N/R	898,682
1,725	Structured Agency Credit Risk Debt Notes, Series 2015-DNA3	3.296%	4/25/28	BBB–	1,773,359
503	Structured Agency Credit Risk Debt Notes, Series 2015-HQ2	8.396%	5/25/25	N/R	502,063
1,150	Structured Agency Credit Risk Notes, Series 2015-HQA1	9.246%	3/25/28	N/R	982,410
500	Structured Agency Credit Risk Notes, Series 2015-HQA1	5.146%	3/25/28	B+	493,965
910	Structured Agency Credit Risk Notes, Series 2015-HQA1	3.096%	3/25/28	BBB–	931,115
950	Structured Agency Credit Risk Notes, Series 2015-HQA2	5.246%	5/25/28	B	938,356
2,150	Structured Agency Credit Risk Notes, Series 2015-HQA2	3.246%	5/25/28	BBB–	2,201,497
1,425	Structured Agency Credit Risk Notes, Series 2016-DNA1	3.339%	7/25/28	Baa3	1,469,430
555	Structured Agency Credit Risk Notes, Series 2016-DNA2	10.946%	10/25/28	N/R	558,448
550	Structured Agency Credit Risk Notes, Series 2016-DNA3	11.696%	12/25/28	N/R	552,154
1,100	Structured Agency Credit Risk Notes, Series 2016-HQA1	6.796%	9/25/28	B	1,181,263
625	Structured Agency Credit Risk Notes, Series 2016-HQA1	3.196%	9/25/28	BBB–	631,103
705	Structured Agency Credit Risk Notes, Series 2016-HQA2	2.703%	11/25/28	Baa3	712,821
1,585	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-1	2.902%	2/25/37	D	1,358,887
685	Voya CLO Limited, Series 2012-3AR	4.578%	10/15/22	BBB	644,326
1,300	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C30	5.413%	12/15/43	B1	1,297,953
455	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C31	5.700%	4/15/47	B3	431,504
1,100	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C31	5.660%	4/15/47	Ba2	1,102,448
1,175	Wachovia Commercial Mortgage Trust, Pass-Through Certificates, Series 2005-C21, 144A	5.290%	10/15/44	B+	1,135,070
467	Washington Mutual Mortgage Pass-Through Certificates Trust 2006-AR14	2.197%	11/25/36	D	411,010
914	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR17	1.196%	12/25/46	Caa3	707,664

28	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Residential (continued)

$400	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR	1.981%	1/25/37	D	$336,551
364	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY6	2.349%	6/25/37	D	318,085
443	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2007-HY1	0.606%	2/25/37	Caa3	318,186
1,354	Washington Mutual Mortgage Securities Corporation, Pass-Through Certificates, Series 2006-AR	2.213%	12/25/36	D	1,158,212
755	Washington Mutual Mortgage Securities Corporation. Mortgage Pass-Through Certificates, Series 2006-AR7	1.390%	7/25/46	Caa3	603,691
1,337	Wells Fargo Alternative Loan Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2007-PA1	6.000%	3/25/37	Caa3	1,104,431
778	Wells Fargo Alternative Loan Trust, Mortgage Asset-Backed Pass-Through Certificates Series 2007-PA6	2.780%	12/28/37	D	671,548
205	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-NXS1	4.104%	5/15/48	BBB–	158,218
686	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificates, Series 2007-AR8	2.812%	11/25/37	Caa2	605,248
731	Wells Fargo Mortgage Backed Securities, Collateralized Mortgage Obligation, Series 2007-AR7 A1	2.778%	12/28/37	Caa3	655,318
731	Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2014-C20	3.986%	5/15/47	N/R	531,612
$214,915	Total Long-Term Investments (cost $153,921,096)				154,311,539

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SHORT-TERM INVESTMENTS – 6.9% (5.0% of Total Investments)

	REPURCHASE AGREEMENTS – 6.7% (4.8% of Total Investments)

$7,809	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/16, repurchase price $7,809,182, collateralized by $7,210,000 U.S. Treasury Notes, 2.750%, due 11/15/23, value $7,967,050	0.030%	7/01/16	N/A	$7,809,175

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 0.2% (0.2% of Total Investments)

225	U.S. Treasury Bills	2.500%	5/15/46	Aaa	234,729
$8,034	Total Short-Term Investments (cost $8,033,911)				8,043,904
	Total Investments (cost $161,955,007) – 140.2%				162,355,443
	Borrowings – (39.9)% (3), (4)				(46,200,000)
	Other Assets Less Liabilities – (0.3)%				(391,037)
	Net Assets – 100%				$115,764,406

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Borrowings as a percentage of Total Investments is 28.5%.

(4)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(I/O)	Interest only security.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

N/A	Not applicable

See accompanying notes to financial statements.

NUVEEN	29

Statement of Assets and Liabilities	June 30, 2016 (Unaudited)

	Mortgage Opportunity Term Fund (JLS)	Mortgage Opportunity Term Fund 2 (JMT)
Assets
Long-term investments, at value (cost $519,806,394 and $153,921,096, respectively)	$522,008,206	$154,311,539
Short-term investments, at value (cost $19,028,069 and $8,033,911 respectively)	19,062,489	8,043,904
Cash	—	27,105
Receivable for:
Interest	1,518,492	465,504
Investments sold	21,903,411	7,683,637
Other assets	35,444	4,956
Total assets	564,528,042	170,536,645
Liabilities
Cash overdraft	910,735	—
Borrowings	147,200,000	46,200,000
Payable for:
Dividends	1,780,930	521,169
Investments purchased	21,912,829	7,689,368
Accrued expenses:
Management fees	481,462	146,884
Interest on borrowings	254,709	79,943
Trustees fees	33,288	872
Other	101,872	134,003
Total liabilities	172,675,825	54,772,239
Net assets	$391,852,217	$115,764,406
Shares outstanding	15,888,417	4,871,277
Net asset value ("NAV") per share outstanding	$24.66	$23.76
Net assets consist of:
Shares, $0.01 par value per share	$158,884	$48,713
Paid-in surplus	365,417,520	110,689,128
Undistributed (Over-distribution of) net investment income	1,852,877	637,491
Accumulated net realized gain (loss)	22,186,704	3,988,638
Net unrealized appreciation (depreciation)	2,236,232	400,436
Net assets	$391,852,217	$115,764,406
Authorized shares	Unlimited	Unlimited

See accompanying notes to financial statements.

30	NUVEEN

Statement of Operations	Six Months Ended June 30, 2016 (Unaudited)

	Mortgage Opportunity Term Fund (JLS)	Mortgage Opportunity Term Fund 2 (JMT)
Investment Income	$18,191,472	$5,759,372
Expenses
Management fees	2,920,842	892,121
Interest expense on borrowings	1,478,587	464,067
Custodian fees	69,887	53,723
Trustees fees	7,617	2,323
Professional fees	69,295	61,790
Shareholder reporting expenses	28,732	9,542
Shareholder servicing agent fees	93	93
Stock exchange listing fees	3,895	3,895
Investor relations expenses	64,448	24,363
Other	11,526	10,469
Total expenses	4,654,922	1,522,386
Net investment income (loss)	13,536,550	4,236,986
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(1,659,379)	(516,641)
Futures contracts	(91,714)	(19,108)
Change in net unrealized appreciation (depreciation) of:
Investments	(6,661,442)	(2,556,048)
Futures contracts	(19,600)	(6,605)
Net realized and unrealized gain (loss)	(8,432,135)	(3,098,402)
Net increase (decrease) in net assets from operations	$5,104,415	$1,138,584

See accompanying notes to financial statements.

NUVEEN	31

Statement of Changes in Net Assets	(Unaudited)

	Mortgage Opportunity Term Fund (JLS)		Mortgage Opportunity Term Fund 2 (JMT)
	Six Months Ended 6/30/16	Year Ended 12/31/15	Six Months Ended 6/30/16	Year Ended 12/31/15
Operations
Net investment income (loss)	$13,536,550	$20,360,151	$4,236,986	$5,844,456
Net realized gain (loss) from:
Investments	(1,659,379)	5,290,623	(516,641)	1,302,117
Futures contracts	(91,714)	(133,341)	(19,108)	(39,063)
Change in net unrealized appreciation (depreciation) of:
Investments	(6,661,442)	(18,409,232)	(2,556,048)	(5,160,819)
Futures contracts	(19,600)	36,123	(6,605)	5,787
Net increase (decrease) in net assets from operations	5,104,415	7,144,324	1,138,584	1,952,478
Distributions to Shareholders
From net investment income	(11,852,759)	(17,876,463)	(3,653,458)	(4,900,338)
From accumulated net realized gains	—	(3,982,922)	—	(948,412)
Return of capital	—	(2,259,232)	—	(1,604,304)
Decrease in net assets from distributions to shareholders	(11,852,759)	(24,118,617)	(3,653,458)	(7,453,054)
Net increase (decrease) in net assets	(6,748,344)	(16,974,293)	(2,514,874)	(5,500,576)
Net assets at the beginning of period	398,600,561	415,574,854	118,279,280	123,779,856
Net assets at the end of period	$391,852,217	$398,600,561	$115,764,406	$118,279,280
Undistributed (Over-distribution of) net investment income at the end of period	$1,852,877	$169,086	$637,491	$53,963

See accompanying notes to financial statements.

32	NUVEEN

Statement of Cash Flows	Six Months Ended June 30, 2016 (Unaudited)

	Mortgage Opportunity Term Fund (JLS)	Mortgage Opportunity Term Fund 2 (JMT)
Cash Flows from Operating Activities
Net Increase (Decrease) In Net Assets from Operations	$5,104,415	$1,138,584
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(192,013,684)	(58,266,077)
Proceeds from sales and maturities of investments	194,334,328	60,824,875
Proceeds from (Purchases of) short-term investments, net	1,289,441	(956,406)
Amortization (Accretion) of premiums and discounts, net	(2,011,385)	(624,656)
(Increase) Decrease in:
Receivable for interest	(95,488)	(23,332)
Receivable for investments sold	(21,903,292)	(7,670,922)
Other assets	(2,801)	(3,721)
Increase (Decrease) in:
Payable for variation margin on futures contracts	(10,906)	(2,391)
Payable for investments purchased	21,912,829	7,689,368
Accrued management fees	(27,215)	(8,784)
Accrued interest on borrowings	30,774	9,659
Accrued Trustees fees	347	(31)
Accrued other expenses	(29,522)	(34,127)
Net realized (gain) loss from:
Investments	1,659,379	516,641
Paydowns	(5,794,718)	(2,000,634)
Change in net unrealized (appreciation) depreciation of investments	6,661,442	2,556,048
Net cash provided by (used in) operating activities	9,103,944	3,144,094
Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft	910,735	—
Cash distributions paid to shareholders	(10,071,829)	(3,132,289)
Net cash provided by (used in) financing activities	(9,161,094)	(3,132,289)
Net Increase (Decrease) in Cash	(57,150)	11,805
Cash at the beginning of period	57,150	15,300
Cash at the end of period	$—	$27,105

Supplemental Disclosure of Cash Flow Information	Mortgage Opportunity Term Fund (JLS)	Mortgage Opportunity Term Fund 2 (JMT)
Cash paid for interest on borrowings (excluding borrowing costs)	$1,447,813	$454,408

See accompanying notes to financial statements.

NUVEEN	33

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV	Ending Share Price

Mortgage Opportunity Term Fund (JLS)
Year ended 12/31:
2016(h)	$25.09	$0.85	$(0.53)	$0.32	$(0.75)	$—	$—	$(0.75)	$24.66	$23.10
2015	26.16	1.28	(0.83)	0.45	(1.13)	(0.25)	(0.14)	(1.52)	25.09	22.71
2014	25.84	1.25	0.62	1.87	(1.00)	(0.23)	(0.32)	(1.55)	26.16	23.15
2013	26.59	1.08	0.99	2.07	(1.44)	(1.32)	(0.06)	(2.82)	25.84	23.14
2012	21.89	1.27	5.50	6.77	(1.42)	(0.65)	—	(2.07)	26.59	27.22
2011	25.63	1.91	(3.58)	(1.67)	(1.87)	—	(0.20)	(2.07)	21.89	20.35

Mortgage Opportunity Term Fund 2 (JMT)
Year ended 12/31:
2016(h)	24.28	0.87	(0.64)	0.23	(0.75)	—	—	(0.75)	23.76	22.30
2015	25.41	1.20	(0.80)	0.40	(1.01)	(0.19)	(0.33)	(1.53)	24.28	22.29
2014	25.08	1.22	0.67	1.89	(0.85)	— *	(0.71)	(1.56)	25.41	23.17
2013	26.95	1.06	0.79	1.85	(1.43)	(2.26)	(0.03)	(3.72)	25.08	22.97
2012	21.78	1.19	6.05	7.24	(1.51)	(0.56)	—	(2.07)	26.95	27.18
2011	25.64	1.90	(3.73)	(1.83)	(1.92)	(0.07)	(0.04)	(2.03)	21.78	20.40

	Borrowings at the End of Period(b)
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000

Mortgage Opportunity Term Fund (JLS)
Year Ended 12/31:
2016(h)	$147,200	$3,662
2015	147,200	3,708
2014	147,200	3,823
2013	124,550	4,296

Mortgage Opportunity Term Fund 2 (JMT)
Year Ended 12/31:
2016(h)	46,200	3,506
2015	46,200	3,560
2014	46,200	3,679
2013	39,450	4,097

34	NUVEEN

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets(d)

Based on NAV(c)	Based on Share Price(c)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)(f)

1.31%	5.09%	$391,852	2.40	%**	6.98	%**	39%
1.71	4.82	398,601	2.24		4.96		24
7.31	6.72	415,575	2.20		4.72		17
7.96	(4.85)	410,532	2.22		3.99		22
32.15	45.47	422,117	1.45		5.22		12
(6.90)	(12.68)	346,832	1.44		7.90		23

1.00	3.51	115,764	2.65	**	7.39	**	39
1.56	3.01	118,279	2.47		4.79		23
7.63	7.81	123,780	2.42		4.72		16
7.05	(1.84)	122,193	2.38		3.91		21
34.56	44.87	130,855	1.61		4.84		12
(7.48)	(8.51)	104,621	1.58		7.86		35

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	The Fund did not use borrowings prior to the fiscal year ended December 31, 2013.
(c)	Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(d) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to reverse repurchase agreements and/or borrowings (as described in Note 8 – Borrowing Arrangements), where applicable.
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings and/or reverse repurchase agreements, where applicable, as follows:

Ratios of Interest Expense to Average Net Assets(b)(g)
Mortgage Opportunity Term Fund (JLS)
Year ended 12/31:
2016(h)	0.76	%**
2015	0.63
2014	0.60
2013	0.65
2012	0.02

Ratios of Interest Expense to Average Net Assets(b)(g)
Mortgage Opportunity Term Fund 2 (JMT)
Year ended 12/31:
2016(h)	0.81	%**
2015	0.66
2014	0.63
2013	0.66
2012	0.01

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the fiscal years beginning after December 31, 2011, the Funds no longer exclude dollar roll transactions, where applicable.
(g)	The Fund did not invest in reverse repurchase agreements prior to the fiscal year ended December 31, 2012.
(h)	For the six months ended June 30, 2016.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

NUVEEN	35

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Mortgage Opportunity Term Fund (JLS) (“Mortgage Opportunity Term (JLS)”)

•	Nuveen Mortgage Opportunity Term Fund 2 (JMT) (“Mortgage Opportunity Term 2 (JMT)”)

The Funds are registered under the Investment Company Act of 1940, as amended, as non-diversified closed-end management investment companies. Mortgage Opportunity Term (JLS) and Mortgage Opportunity Term 2 (JMT) were organized as Massachusetts business trusts on September 10, 2009 and December 16, 2009, respectively. It is anticipated that Mortgage Opportunity Term (JLS) and Mortgage Opportunity Term 2 (JMT) will terminate on November 30, 2019 and February 28, 2020, respectively. Upon termination, the Funds will distribute all of their assets to shareholders of record as of the date of termination.

The end of the reporting period for the Funds is June 30, 2016, and the period covered by these Notes to Financial Statements is the six months ended June 30, 2016 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an operating division of TIAA Global Asset Management. The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Wellington Management Company LLP (“Wellington Management”) and Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser, (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Wellington Management manages the Funds’ investments in mortgage-backed securities (“MBS”) and other permitted investments. NAM manages the Funds’ investments in futures, options and swap contracts.

Investment Objectives and Principal Investment Strategies

Each Fund’s investment objective is to generate attractive total returns through opportunistic investments in MBS. Each Fund seeks to achieve its investment objective by investing primarily in non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). Each Fund may also invest up to 20% of its managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates) in other permitted investments, including cash and cash equivalents, U.S. treasury securities, non-mortgage related asset-backed securities, inverse floating rate securities, municipal securities, interest rate futures, interest rate swaps and swaptions, non-MBS credit default swaps (including swaps based on a credit default swap index, such as the CMBX index) and other synthetic mortgage-related exposure, including equity investments in mortgage real estate investment trusts (“REITs”), as permitted by the 1940 Act.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

36	NUVEEN

As of the end of the reporting period, the Fund did not have any when-issued/delayed delivery purchase commitments.

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund makes monthly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Funds’ Board of Trustees (the “Board”), each Fund seeks to establish a distribution rate that roughly corresponds to the cash flows from its investment strategies through regular distributions (a “Cash Flow-Based Distribution Program”). Each Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the Fund’s net cash flows after expense from its investments over an extended period of time. Actual net cash flows the Funds receive may differ from each Fund’s distribution rate over shorter time periods over a specific timeframe. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from a Fund’s assets and is treated by shareholders as a non-taxable distribution (“Return of Capital”) for tax purposes. In the event that total distributions during a calendar year exceed a Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per share. If a Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions for the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

The actual character of distributions made by the Funds during the fiscal year ended December 31, 2015, is reflected in the accompanying financial statements.

Leverage

Each Fund intends to use leverage to enhance the total return potential of its overall investment strategy. Each Fund intends to limit its combined effective leverage ratio (measured by the aggregate dollar amount of all leverage facilities, whether direct or indirect) to 33% of its managed assets.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

NUVEEN	37

Notes to Financial Statements (Unaudited) (continued)

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

38	NUVEEN

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Mortgage Opportunity Term (JLS)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Mortgage-Backed Securities	$—	$522,008,206	$—	$522,008,206

Short-Term Investments:
Repurchase Agreements	—	18,253,977	—	18,253,977
U.S. Government and Agency Obligations	—	808,512	—	808,512
Total	$—	$541,070,695	$—	$541,070,695
Mortgage Opportunity Term 2 (JMT)
Long-Term Investments*:
Mortgage-Backed Securities	$—	$154,311,539	$—	$154,311,539

Short-Term Investments:
Repurchase Agreements	—	7,809,175	—	7,809,175
U.S. Government and Agency Obligations	—	234,729	—	234,729
Total	$—	$162,355,443	$—	$162,355,443
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

NUVEEN	39

Notes to Financial Statements (Unaudited) (continued)

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Mortgage Opportunity Term (JLS)	Fixed Income Clearing Corporation	$18,253,977	$(18,253,977)	$—
Mortgage Opportunity Term 2 (JMT)	Fixed Income Clearing Corporation	7,809,175	(7,809,175)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the open contracts. If a Fund has unrealized appreciation, the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely, if a Fund has unrealized depreciation, the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, the Funds utilized short-term U.S. Treasury futures contracts to hedge against potential increases in interest rates.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Average notional amount of futures contracts outstanding*	$2,109,044	$670,482
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal period and at the end of each quarter within the current fiscal period.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Mortgage Opportunity Term Fund (JLS)	Interest rate	Futures contracts	$(91,714)	$(19,600)
Mortgage Opportunity Term Fund 2 (JMT)	Interest rate	Futures contracts	(19,108)	(6,605)

40	NUVEEN

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Share Transactions

The Funds did not have any transactions in shares during the current and prior fiscal periods.

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period were as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Purchases	$192,013,684	$58,266,077
Sales and maturities	194,334,328	60,824,875

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of market discount accretion on investments, recognition of unrealized gain or loss for tax (mark-to-market) on futures contracts and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of June 30, 2016, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Cost of investments	$514,549,100	$157,333,159
Gross unrealized:
Appreciation	$42,005,829	$9,789,618
Depreciation	(15,484,234)	(4,767,334)
Net unrealized appreciation (depreciation) of investments	$26,521,595	$5,022,284

NUVEEN	41

Notes to Financial Statements (Unaudited) (continued)

Permanent differences, primarily due to investments in MBS and treatment of notional principal contracts, resulted in reclassifications among the Funds’ components of net assets as of December 31, 2015, the Funds’ last tax year-end, as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Paid-in surplus	$—	$—
Undistributed (Over-distribution of) net investment income	(2,204,167)	(858,553)
Accumulated net realized gain (loss)	2,204,167	858,553

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2015, the Funds’ last tax year end, were as follows:
	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Undistributed net ordinary income	$—	$—
Undistributed net long-term capital gains	—	—

The tax character of distributions paid during the Funds’ last tax year ended December 31, 2015 was designated for purposes of the dividends paid deduction as follows:
	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Distributions from net ordinary income[1]	$17,876,463	$4,900,338
Distributions from net long-term capital gains	3,982,922	948,412
Return of capital	2,259,232	1,604,304
[1] Net ordinary income consists of net taxable income derived from dividends and interest, and net short-term capital gains, if any.

7. Management Fees and Other Transactions with Affiliates

Management Fees

Pursuant to an investment management agreement between each Fund and the Adviser, the Adviser receives 40% of each Fund’s total annual management fee. The Adviser’s portion of the management fee compensates the Adviser for overall investment advisory and administrative services provided to each Fund and general office facilities. Pursuant to an investment sub-advisory agreement between each Fund and Wellington Management, Wellington Management receives 60% of each Fund’s total annual management fee. NAM is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets[1]	Mortgage Opportunity Term (JLS) Mortgage Opportunity Term 2 (JMT) Fund-Level Fee
For the first $125 million	0.9500%
For the next $125 million	0.9375
For the next $150 million	0.9250
For managed assets over $400 million	0.9125

42	NUVEEN

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Managed Asset Breakpoint Level[2]	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
[1]	“Managed assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than the Fund liabilities incurred for the express purpose of creating effective leverage). Total assets for this purpose shall include assets attributable to each Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for the purposes of U.S. GAAP).
[2]	The complex-level fee is based on the aggregate daily managed assets (as “managed assets” is defined in each Nuveen fund’s investment management agreement with the Adviser, which generally includes assets attributable to any preferred shares that may be outstanding and any borrowings (including the issuance of commercial paper or notes)) of the Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2016, the complex-level fee for each Fund was 0.1614%.

Other Transactions with Affiliates

The Funds pay no compensation directly to those of their trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Borrowing Arrangements

Each Fund has entered into a borrowing arrangement (“Borrowings”) with Societe Generale as a means of leverage. Each Fund’s maximum commitment amount under its Borrowings is as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Maximum commitment amount	$148,000,000	$46,500,000

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Outstanding balance on Borrowings	$147,200,000	$46,200,000

Interest charged on the outstanding balance on Borrowings for each Fund its equal to the 3-Month LIBOR (London Inter-Bank Offered Rate) plus 1.45% per annum on the amount borrowed. In addition to interest expense, each Fund may also pay a fee of 1.45%, which shall accrue daily based on the amount of the difference between 90% of the maximum commitment amount and the drawn balance, when such drawn balance is less than 90% of the maximum commitment amount.

NUVEEN	43

Notes to Financial Statements (Unaudited) (continued)

During the current fiscal period, the average daily balance outstanding and average annual interest rate on each Fund’s Borrowings were as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Average daily balance outstanding	$147,200,000	$46,200,000
Average annual interest rate	1.99%	1.99%

In order to maintain these Borrowings, each Fund must meet certain collateral, asset coverage and other requirements. Each Fund’s Borrowings outstanding are fully secured by eligible securities held in its Portfolio of Investments.

Each Fund’s Borrowings outstanding is recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

9. Subsequent Events

Management Fees

Effective August 1, 2016, the annual fund-level fee, payable monthly, for each Fund will be calculated according to the following schedule:

Average Daily Managed Assets	Mortgage Opportunity Term (JLS) Mortgage Opportunity Term 2 (JMT) Fund-Level Fee
For the first $125 million	0.9500%
For the next $125 million	0.9375
For the next $150 million	0.9250
For the next $600 million	0.9125
For managed assets over $1 billion	0.9000

44	NUVEEN

Additional

Fund Information

Board of Trustees
William Adams IV*	Margo Cook**	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner***
John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff

*	Interested Board Member.
**	Interested Board Member effective July 1, 2016.
***	Effective July 1, 2016.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (8oo) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases

Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	JLS	JMT
Shares repurchased	—	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	45

Glossary of Terms

Used in this Report

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Barclays U.S. Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, non-convertible debt issues and commercial mortgage backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■	Barclays Commercial Mortgage-Backed Securities (CMBS) Aggregate Index: An index that measures the performance of the commercial mortgage-backed securities market. Benchmark returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	Commercial Mortgage-Backed Securities (CMBS): Commercial mortgage-backed securities are backed by cash flows of a mortgage or pool of mortgages on commercial real estate. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. CMBS are typically characterized by the following: i) loans on multi-family housing, non-residential property, ii) payments based on the amortization schedule of 25-30 years with a balloon payment due usually after 10 years, and iii) restrictions on prepayments.

■	Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

■	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio that increase the fund’s investment exposure.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■	Moody’s/RCA Commercial Property Price Index (CPPI): An index that measures price changes in U.S. commercial real estate based on completed sales of the same commercial properties over time, or the “repeat-sales” methodology. Index returns assume reinvestment of distributions, but do not reflect of any applicable sales charges or management fees.

■	Mortgage-Backed Securities (MBS): Mortgage-backed securities (MBS) are bonds backed by pools of mortgages, usually with similar characteristics, and which return principal and interest in each payment. MBS are composed of residential mortgages (RMBS) or commercial mortgages (CMBS). RMBS are further divided into agency RMBS and non-agency RMBS, depending on the issuer.

■	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

46	NUVEEN

■	Residential Mortgage-Backed Securities (RMBS): Residential mortgage-backed securities are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured by residential real estate. RMBS consist of agency and non-agency RMBS. Agency RMBS have agency guarantees that assure investors that they will receive timely payment of interest and principal, regardless of delinquency or default rates on the underlying loans. Agency RMBS include securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and other federal agencies, or issues guaranteed by them. Non-agency RMBS do not have agency guarantees. Non-agency RMBS have credit enhancement built into the structure to shield investors from borrower delinquencies. The spectrum of non-agency residential mortgage loans includes traditional jumbo loans (prime), alternative-A loans (Alt-A), and home equity loans (subprime).

NUVEEN	47

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time,

should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (8oo) 257-8787.

48	NUVEEN

Annual Investment

Management Agreement Approval Process

The Board of Trustees of each Fund (the “Board,” and each Trustee a “Board Member”), including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-advisers to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between (a) the Adviser and Nuveen Asset Management, LLC (“NAM”) and (b) the Fund and Wellington Management Company LLP (“Wellington” and, together with NAM, the “Sub-Advisers”). Following an initial term with respect to each Fund upon its commencement of operations, the Board reviews the Investment Management Agreement and Sub-Advisory Agreement on behalf of such Fund and votes to determine whether the respective Advisory Agreement should be renewed. Accordingly, at an in-person meeting held on May 24-26, 2016 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

During the year, the Board and its Committees met regularly to receive materials and discuss a variety of topics impacting the Funds including, among other things, overall market conditions and market performance, Fund investment performance, brokerage execution, valuation of securities, compliance matters, securities lending, leverage matters, risk management and ongoing initiatives. The Board had established several standing Committees, including the Open-end Fund Committee and Closed-end Fund Committee which permit the Board Members to delve further into the topics particularly relevant to the respective product line and enhance the Board’s effectiveness and oversight of the Funds. The Board also seeks to meet with each Sub-Adviser and its investment team at least once over a multiple year rotation through site visits. The information and knowledge the Board gained throughout the year from the Board and Committee meetings, site visits and the related materials were relevant to the Board’s evaluation of the Advisory Agreements, and the Board took such information into account in its review of the Advisory Agreements.

In addition to the materials received throughout the year, the Board received additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including a description of the services provided by the Adviser and the Sub-Advisers (each, a “Fund Adviser”); a review of fund performance with a detailed focus on any performance outliers; an analysis of the investment teams; an analysis of the fees and expense ratios of the Funds, including information comparing such fees and expenses to that of a peer group; an assessment of shareholder services for the Funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and a review of premium/discount trends and leverage management as well as information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters.

As part of its annual review, the Board held a separate meeting on April 12-13, 2016 to review the Funds’ investment performance and consider an analysis by the Adviser of each Sub-Adviser examining, among other things, the applicable team’s assets under management, investment performance, investment approach, and the stability and structure of the Sub-Adviser’s organization and investment team. During the review, the Independent Board Members requested and received additional information from management. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel. The Independent Board Members met separately with independent legal counsel without management present and received a memorandum from such counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Independent Board Members’ review of the Advisory Agreements reflected an ongoing process that incorporated the information and considerations that occurred over the years, including the most recent year, as well as the information specifically furnished for the renewal process. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as controlling, but rather the decision reflected the comprehensive consideration of all the information presented. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

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Annual Investment Management Agreement Approval Process (continued)

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the initiatives undertaken during the past year by the Adviser. The Board recognized the comprehensive set of services the Adviser provided to manage and operate the Nuveen funds, including (a) product management (such as setting dividends, positioning the product in the marketplace, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment services (such as overseeing sub-advisers and other service providers; analyzing investment performance and risks; overseeing risk management and disclosure; developing and interpreting investment policies; assisting in the development of products; helping to prepare financial statements and marketing disclosures; and overseeing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters; and helping to prepare regulatory filings and shareholder reports); (d) fund Board administration (such as preparing Board materials and organizing and providing assistance for Board meetings); (e) compliance (such as helping to devise and maintain the funds’ compliance program and related testing); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); and (g) providing leverage management.

The Board reviewed the continued investment the Adviser had made in its business to continue to strengthen the breadth and quality of its services to the benefit of the Nuveen funds. The Board noted the Adviser’s additional staffing in key areas that support the funds and the Board, including in investment services, operations, closed-end fund/structured products, fund governance, compliance, fund administration, product management, and information technology. Among the enhancements to its services, the Board recognized the Adviser’s (a) expanded activities and support required as a result of regulatory developments, including in areas of compliance and reporting; (b) expanded efforts to support leverage management with a goal of seeking the most effective structure for fund shareholders given appropriate risk levels and regulatory constraints; (c) increased support for dividend management; (d) continued investment in its technical capabilities as the Adviser continued to build out a centralized fund data platform, enhance mobility and remote access capabilities, rationalize and upgrade software platforms, and automate certain regulatory liquidity determinations; (e) continued efforts to rationalize the product line through mergers, liquidations and re-positioning of Nuveen funds with the goal of increasing efficiencies, reducing costs, improving performance and addressing shareholder needs; (f) continued efforts to develop new lines of business designed to enhance the Nuveen product line and meet investor demands; and (g) continued commitment to enhance risk oversight, including the formation of the operational risk group to provide operational risk assessment, the access to platforms which provide better risk reporting to support investment teams, and the development of a new team to initially review new products and major product initiatives. The Board also recognized the Adviser’s efforts to renegotiate certain fees of other service providers which culminated in reduced expenses for all funds for custody and accounting services without diminishing the breadth and quality of the services provided. The Board considered the Chief Compliance Officer’s report regarding the Adviser’s compliance program, the Adviser’s continued development, execution and management of its compliance program, and the additions to the compliance team to support the continued growth of the Nuveen fund family and address regulatory developments.

The Board also considered information highlighting the various initiatives that the Adviser had implemented or continued during the year to enhance or support the closed-end fund product line. The Board noted the Adviser’s continued efforts during 2015 (a) to rationalize the product line through mergers designed to help reduce product overlap, offer shareholders the potential for lower fees and enhanced investor acceptance, and address persistent discounts in the secondary market; (b) to oversee and manage leverage as the Adviser facilitated the rollover of existing facilities and conducted negotiations for improved terms and pricing to reduce leverage costs; (c) to conduct capital management services including share repurchases and/or share issuances throughout the year and monitoring market conditions to capitalize on such opportunities for the closed-end funds; and (d) to implement data-driven market analytics which, among other things, provided a better analysis of the shareholder base, enhanced the ability to monitor the closed-end funds versus peers and helped to understand trading discounts. The Board also considered the quality and breadth of Nuveen’s investment relations program through which Nuveen seeks to build awareness of, and educate investors and financial advisers with respect to, Nuveen closed-end funds which may help to build an active secondary market for the closed-end fund product line.

50	NUVEEN

As noted, the Adviser also oversees the Sub-Advisers who primarily provide the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Advisers and managing the sub-advisory relationships. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Fund under each applicable Advisory Agreement were satisfactory.

B.	The Investment Performance of the Funds and Fund Advisers

The Board considered the long-term and short-term performance history of the Nuveen funds. As noted above, the Board reviewed fund performance at its quarterly meetings throughout the year and took into account the information derived from the discussions with representatives of the Adviser about fund performance at these meetings. The Board also considered the Adviser’s analysis of fund performance with particular focus on any performance outliers and the factors contributing to such performance and any steps the investment team had taken to address performance concerns. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2015, as well as performance information reflecting the first quarter of 2016.

In evaluating performance information, the Board recognized the following factors may impact the performance data as well as the consideration to be given to particular performance data:

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	Shareholders evaluate performance based on their own holding period which may differ from the performance period reviewed by the Board, leading to different performance results.

•	The Board recognized the difficulty in establishing appropriate peer groups and benchmarks for certain funds, including the Funds. The Board noted that management classified the Performance Peer Groups as low, medium and high in relevancy and took the relevancy of the Performance Peer Group into account when considering the comparative performance data. If the Performance Peer Group differed somewhat from a fund, the Board recognized that the comparative performance data may be of limited value. The Board also recognized that each fund operated pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark and that these variations lead to differences in performance results. Further, for funds that utilized leverage, the Board understood that leverage during different periods could provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

In addition to the foregoing, the Independent Board Members continued to recognize the importance of secondary market trading for the shares of closed-end funds. At the quarterly meetings as well as the May Meeting, the Independent Board Members (either at the Board level or through the Closed-end Fund Committee) reviewed, among other things, the premium or discount to net asset value of the Nuveen closed-end funds as of a specified date and over various periods as well as in comparison to the premium/discount average in their respective Lipper peer category. At the May Meeting and/or prior meetings, the Independent Board Members (either at the Board level or through the Closed-end Fund Committee) reviewed, among other things, an analysis by the Adviser of the key economic, market and competitive trends that affected the closed-end fund market and Nuveen closed-end funds and considered any actions proposed periodically by the Adviser to address trading discounts of certain closed-end funds, including, among other things, share repurchases, fund reorganizations, adjusting fund investment mandates and strategies, and increasing fund awareness to investors. The Independent Board Members considered the evaluation of the premium and discount levels of the closed-end funds to be a continuing priority in their oversight of the closed-end funds.

NUVEEN	51

Annual Investment Management Agreement Approval Process (continued)

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board was aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser and the applicable sub-advisers manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

For Nuveen Mortgage Opportunity Term Fund (the “Mortgage Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the second quartile in the one-, three- and five-year periods and outperformed its benchmark during each of such periods. The Board determined that the Fund’s performance had been favorable.

For Nuveen Mortgage Opportunity Term Fund 2 (the “Mortgage Fund 2”), the Board noted that the Fund ranked in its Performance Peer Group in the second quartile in the one-, three- and five-year periods and outperformed its benchmark during each of such periods. The Board determined that the Fund’s performance had been favorable.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed, among other things, the gross and net management fees and net total expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and also in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) selected by an independent third-party fund data provider. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe.

In their evaluation of the management fee schedule, the Independent Board Members considered the fund-level and complex-wide breakpoint schedules, as described in further detail below. In this regard, the Board considered that management recently reviewed the breakpoint schedules for the closed-end funds which resulted in reduced breakpoints and/or new breakpoints at certain asset thresholds for numerous closed-end funds, including the Funds.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; the differences in the type and use of leverage; and differences in services provided can impact the usefulness of the comparative data in helping to assess the appropriateness of a fund’s fees and expenses. In addition, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers (excluding leverage costs and leveraged assets), the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Board reviewed the net expense ratio in recognition that the net expense ratio generally best represented the net experience of the shareholders of a fund as it directly reflected the costs of investing in the respective fund. The Board noted that the majority of the Nuveen funds had a net expense ratio near or below the average of the respective peers. For funds with a net expense ratio of 6 basis points or higher than their respective peer average, the Independent Board Members reviewed the reasons for the outlier status and were satisfied with the explanation for the difference or with any steps taken to address the difference.

The Independent Board Members noted that each Fund had a net management fee and a net expense ratio that were higher than peer averages. They considered that for each Fund, the higher net expense ratio was generally due to costs associated with a change in the form of leverage in 2013 and the limited size of the peer group.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

52	NUVEEN

2.	Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the fee rates for other types of clients advised or sub-advised by the respective Fund Adviser. For the Adviser and/or its affiliated sub-advisers, such other clients may include separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that each Fund had an affiliated sub-adviser (i.e., NAM) and an unaffiliated sub-adviser (i.e., Wellington). With respect to affiliated sub-advisers, including NAM, the Board reviewed, among other things, the range of advisory fee rates and average fee rate assessed for the different types of clients. The Board reviewed information regarding the different types of services provided to the Funds compared to that provided to these other clients which typically did not require the same breadth of day-to-day services required for registered funds. The Board further considered information regarding the differences in, among other things, investment policies, investor profiles, and account sizes between the Nuveen funds and the other types of clients. In addition, the Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may also vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and funds.

The Board also was aware that, since each Fund had sub-advisers, each Fund’s overall management fee reflected two components, the fee paid to the Adviser for its services and the fees paid to the Sub-Advisers. The Board noted that many of the administrative services provided to support the Funds by the Adviser may not be required to the same extent or at all for the institutional clients or other clients. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members concluded such facts justify the different levels of fees.

With respect to Wellington, the unaffiliated Sub-Adviser, the Independent Board Members considered such Sub-Adviser’s financial information for its advisory activities with respect to the applicable Nuveen funds. The Independent Board Members also noted that the fees paid to Wellington were the result of arm’s-length negotiations.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities on an absolute basis and in comparison to other investment advisers. The Independent Board Members reviewed, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2015. The Independent Board Members also noted that the sub-advisory fees to NAM are paid by the Adviser, however, the Board recognized that NAM is affiliated with Nuveen. In their review, the Independent Board Members recognized that profitability data is rather subjective as various allocation methodologies may be reasonable to employ but yet yield different results. The Board also reviewed the results of certain alternative methodologies. The Board considered the allocation methodology employed to prepare the profitability data as well as a summary of the refinements to the methodology that had been adopted over the years which may limit some of the comparability of Nuveen’s revenue margins over time. Two Independent Board Members also served as point persons for the Board throughout the year to review and discuss the methodology employed to develop the profitability analysis and any proposed changes thereto and to keep the Board apprised of such changes during the year. In reviewing the profitability data, the Independent Board Members noted that Nuveen’s operating margin as well as its margins for its advisory activities to the Nuveen funds for 2015 were consistent with such margins for 2014.

NUVEEN	53

Annual Investment Management Agreement Approval Process (continued)

The Board also considered Nuveen’s adjusted operating margins compared to that of other comparable investment advisers (based on asset size and composition) with publicly available data. The Independent Board Members recognized, however, the limitations of the comparative data as the other advisers may have a different business mix, employ different allocation methodologies, have different capital structure and costs, may not be representative of the industry or other factors that limit the comparability of the profitability information. Nevertheless, the Independent Board Members noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, as the Adviser is a wholly-owned subsidiary of Nuveen which in turn is an operating division of TIAA Global Asset Management, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA-CREF”), the Board reviewed a balance sheet for TIAA-CREF reflecting its assets, liabilities and capital and contingency reserves for the last two calendar years to have a better understanding of the financial stability and strength of the TIAA-CREF complex, together with Nuveen.

Based on the information provided, the Independent Board Members noted that the Adviser appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds.

With respect to the Sub-Advisers, the Independent Board Members also considered the profitability of each Sub-Adviser from its relationship with the Nuveen funds. With respect to NAM, the Sub-Adviser affiliated with Nuveen, the Independent Board Members reviewed such Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2015. The Independent Board Members also reviewed profitability analysis reflecting revenues, expenses and revenue margin (pre- and post-tax) by asset type for NAM for the calendar year ended December 31, 2015. With respect to Wellington, the Board reviewed the revenues, expenses and net income (pre-tax and after-tax) of such Sub-Adviser for the year ended December 31, 2015 and the revenues such Sub-Adviser received from each Nuveen fund it sub-advises for the 2013, 2014 and 2015 calendar years.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and each Sub-Adviser’s levels of profitability were reasonable in light of the respective services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the funds, and the Independent Board Members considered the extent to which these economies are shared with the funds and their shareholders. Although the Independent Board Members recognized that economies of scale are difficult to measure with precision, the Board noted that there were several acceptable means to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waiver and expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the funds. With respect to breakpoints, the Independent Board Members noted that subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component. The fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the funds in the Nuveen complex combined grow. With respect to closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. The complex-wide fee arrangement was designed to capture economies of scale achieved when total fund complex assets increase, even if the assets of a particular fund are unchanged or decrease. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds should benefit if these costs were spread over a larger asset base.

54	NUVEEN

The Independent Board Members reviewed the breakpoint and complex-wide schedules and the material savings achieved from fund-level breakpoints and complex-wide fee reductions for the 2015 calendar year.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the Nuveen funds. The Independent Board Members noted, among other things, the additions to groups who play a key role in supporting the funds including in closed-end funds/structured products, fund administration, operations, fund governance, investment services, compliance, product management, and technology. The Independent Board Members also recognized the investments in systems necessary to manage the funds including in areas of risk oversight, information technology and compliance.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other additional benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Funds, including compensation paid to affiliates and research received in connection with brokerage transactions (i.e., soft dollar arrangements). In this regard, the Independent Board Members noted any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds and as underwriter on shelf offerings for certain existing funds.

In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the applicable Sub-Adviser and that NAM may benefit from research received through soft-dollar arrangements. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized that NAM may benefit from soft dollar arrangements if it does not have to pay for this research out of its own assets, the Board also recognized that any such research may benefit the applicable Funds to the extent it enhances the ability of such Sub-Adviser to manage such Funds.

With respect to Wellington, the Independent Board Members noted that such Sub-Adviser has not participated in soft dollar arrangements with respect to portfolio transactions for the Nuveen funds.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the applicable Funds were reasonable and within acceptable parameters.

F.	Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each applicable Fund and that the Advisory Agreements be renewed.

NUVEEN	55

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages more than $239 billion in assets as of June 30, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by    Nuveen Securities, LLC    |    333 West Wacker Drive    |    Chicago, IL 60606    |    www.nuveen.com/cef

ESA-K-0616D        18679-INV-B-08/17

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Mortgage Opportunity Term Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: September 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: September 7, 2016

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 7, 2016